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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                              VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2004

ITEM 1. REPORT TO SHAREHOLDERS.

                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT

                                                                   JUNE 30, 2004



VAN ECK FUNDS                                             VAN ECK FUNDS, INC.

    EMERGING MARKETS FUND                                    MID CAP VALUE FUND

          GLOBAL HARD ASSETS FUND

                  INTERNATIONAL INVESTORS GOLD FUND

                             U.S. GOVERNMENT MONEY FUND


                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letters represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2004, and are subject to change.

                              EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Dear Shareholder:

The Van Eck Emerging Markets Fund provided a total return of -8.13% for the six months ended June 30, 2004. In comparison, emerging markets in general returned -0.78% for the same period, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.(1)

GENERAL MARKET & ECONOMIC REVIEW

 The global emerging equity markets produced modestly positive returns during the first quarter of 2004, but fell dramatically during the second quarter, as the environment quickly shifted from risk seeking to risk aversion. Concerns over potentially imminent increases in U.S. interest rates, ongoing conflict in Iraq, and rising oil prices dominated. Higher energy prices and their potential impact on developed market demand for oil was of particular concern to several of the emerging markets that depend on oil exports for a significant portion of their Gross Domestic Product. Perhaps the major issue affecting the emerging markets during the period was China, as government authorities there sought to slow down its economy through increases in reserve and capital requirements in several industries, including steel, aluminum, cement, and real estate. Given the experience of the last economic landing and the more recent contradictory remarks made by officials, there developed a great deal of skepticism about authorities' ability to engineer a "soft landing", I.E., a moderate slowdown. Cyclical stocks as well as emerging market equities geared toward developments in China were hit hard.

Another factor that dragged down the emerging markets' semi-annual performance was significant profit-taking after a strong run in 2003 and as the yield curve flattened and leading indicators led many to believe that global economies may be peaking. Finally, corporate earnings prospects for the third quarter of 2004 were relatively muted.

FUND REVIEW

The primary factors affecting the Fund's relative performance were disappointing results from Fund holdings in South Korea and Taiwan, and underweighted positions in Mexico and the Eastern European markets, excluding Russia, which performed well during the semi-annual period. Further affecting relative results was the portfolio's bias toward cyclical stocks that we believed would benefit most from rebounding global economies. Domestically oriented, more defensive, late-cycle sectors, such as telecommunications, utilities, and healthcare, performed better during the first half of the year.

The Fund's four largest allocations at the end of the period were in South Korea, Taiwan, Brazil and South Africa (representing 28.0%, 11.3%, 11.0% and 9.2% of Fund net assets, respectively, as of June 30). South Korea's equity market(2) was flat for the six months, while the remaining markets produced total returns of -0.33%, -10.86% and +6.01%, in U.S. dollar terms, respectively, during the first half of 2004. In terms of regional weightings, we continued to favor Asia at the expense of Latin America, Emerging Europe, and Africa. The Fund's weighting in Asia detracted from its relative six-month performance, as the other regions performed comparatively better during the period.

The following is a review of several of the key emerging markets, in approximate order of the Fund's allocation to each.

SOUTH KOREA'S exports did well, but the economy faced difficulties on the domestic side. Consumer confidence was low due primarily to banking sector troubles that began with over-distribution of credit cards and continued with high levels of debt owed after charging binges by much of the populace. The equity market was also affected for a short while by the General Assembly's vote to impeach South Korea's president, although the president's party subsequently won the majority in the Assembly making the prior vote a non-issue. Equities were derated based on lingering corporate governance issues, a rise in small and medium-sized enterprise delinquencies, weaker pricing in the technology sector, the impact of higher oil prices on its economy, growing concerns about stagflation, and the ripple effects of China's economic situation.

TAIWAN'S equity market was heavily geared toward the technology sector, which experienced pressures on its profit margins during the period and

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

uncertainty regarding its second half of 2004 performance. Taiwan was also affected by political events, as the KMT party, perceived to be more friendly toward China, did not win the nation's presidential election as anticipated, and the incumbent party was re-elected instead. A close, disputed election and an assassination attempt on the new president only added to the unrest in the market. On the other hand, Taiwan's market was boosted by a substantial prospective increase in its weighting in the MSCI Emerging Markets Free Index.

BRAZILIAN stocks were the most significant outperformers in 2003, but struggled during the first half of 2004 for several reasons. Due to its high external debt burden, the market was quite sensitive to global risk aversion. In addition, its domestic economic recovery remained elusive, and there were ongoing pricing pressures on several of its exported resources, such as iron ore and pulp. Finally, President Luiz Inacio Lula da Silva's administration was tainted by allegations of corruption and lost some of its former popularity.

The SOUTH AFRICAN equity market performed relatively well, although the dollar-based prices of several commodities declined in the second quarter. The Fund prudently had little exposure to South African resource stocks, but an underweighted exposure to the market detracted.

MEXICO (4.5% of Fund net assets) was one of the best-performing markets during the first half of 2004, climbing 14.28% in U.S. dollar terms. Key reforms appeared to have lost momentum and are yet to be passed through the political process. However, stocks performed well, based largely on an economy that finally began to benefit from the U.S. economic recovery, belying some of the worst fears about its losing competitiveness to China.

The HONG KONG equity market (2.9% of Fund net assets) was down 2.76% in U.S. dollar terms for the six-month period. While impacted by events in China, the Hong Kong market benefited from the early stages of a two-way flow of capital with the Mainland. The Hong Kong market also benefited from relatively high index weightings in utilities and property stocks as well as signs that the nation was coming out of its deflationary cycle and was experiencing some domestic price recovery.

In contrast to their strong relative performance in 2003, INDIAN stocks (3.0% of Fund net assets) were the second worst performers of the emerging markets during the first half of 2004. India has what many consider to be among the best-run companies in the emerging market universe, but equity valuations during the period were not compelling. Also, as seen elsewhere, India was affected by political events. The incumbent party was defeated in its general elections, and the market did not respond favorably to the winning Congress party, perceived to be less reform friendly. The Fund was prudently underweighted in the Indian equity market.

THAILAND (3.5% of Fund net assets) also reversed course, having been the world's third best market in 2003 but the worst performer of the emerging markets during the six months ended June 30 with a total return of -18.93% in U.S. dollar terms. Thailand's equity market was affected during the first quarter in particular by an outbreak of bird flu, violence in the southern part of the country, and declining popularity of its prime minister. During the second quarter, the impact of these factors was somewhat ameliorated.

CHINA (2.1% of Fund net assets) produced a total return of -14.92% in U.S. dollar terms for the first half of 2004, due primarily to the government's austerity measures discussed above. To its benefit, the Fund was underweighted, but was nevertheless impacted by its holding in the poorly performing Chalco (Aluminum Corporation of China, 2.1% of Fund net assets), an aluminum producer with attractive long-term fundamentals, but a company that found itself in the front line of government slow-down measures.

RUSSIA (1.8% of Fund net assets) performed relatively well, advancing 2.83% for the semi-annual period. The Russian market benefited from a strong macroeconomic environment, including higher oil prices and strong industrial production. President Vladimir Putin was re-elected in March 2004. On the other hand, the market was affected by what is known as the "Yukos affair." Yukos (0% of Fund net assets) is Russia's oil giant, and after allegedly

                             EMERGING MARKETS FUND
--------------------------------------------------------------------------------

crossing an invisible line between business and politics, its CEO Mikhail Khodorkovsky found himself in jail for tax evasion and fraud. Putin stated in June that he had no interest in bankrupting Yukos, but the ultimate fate of the company is difficult to predict.

Overall, the first six months of 2004 was a challenging period for the emerging markets. However, emerging markets equities, in our opinion, can be an excellent way to position a portfolio for an upturn in global leading indicators. We maintain that portfolio diversification is a key element to successful investing, particularly in the volatile investment environment of the past several years.

Investors should be aware that emerging markets can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid. Settlement and clearance practices may be less efficient than more developed markets.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

[GRAPHIC OMITTED]

/s/ David A. Semple

DAVID A. SEMPLE
PORTFOLIO MANAGER

July 16, 2004

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (E.G. U.S.) investors.

(2) All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices. For example, the South Korean market is measured by the Korean Composite Index (KOSPI).


--------------------------------------------------------------------------------
PERFORMANCE RECORD** AS OF 6/30/04 (UNAUDITED)

--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM            BEFORE SALES
TOTAL RETURN                     SALES CHARGE*             CHARGE
--------------------------------------------------------------------------------
A shares--
--------------------------------------------------------------------------------
Year to Date                       (13.43)%               (8.13)%
1 year                              24.60%                32.20%
--------------------------------------------------------------------------------
5 year                              (3.57)%               (2.43)%
--------------------------------------------------------------------------------
10 year                              4.36%                 4.98%
--------------------------------------------------------------------------------
Life (since 12/20/93)                3.77%                 4.35%
--------------------------------------------------------------------------------
C SHARES--
--------------------------------------------------------------------------------
Year to Date                        (9.62)%               (8.71)%
--------------------------------------------------------------------------------
Life (since 10/3/03)                 3.30%                 4.30%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75% C shares: 1.00% redemption charge, first year

** Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different investment strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities, and performance for those periods is not indicative of the performance of the Fund under its current investment strategy.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                            GEOGRAPHICAL WEIGHTINGS*
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

                                [CHART OMITTED]

Other                                    6.5%
China                                    2.1%
Singapore                                2.9%
Hong Kong                                2.9%
India                                    3.0%
Thailand                                 3.5%
Mexico                                   4.5%
Cash/Equivalents plus Other
Assets Less Liabilities                  9.6%
Venezuela                                5.5%
South Africa                             9.2%
Brazil                                  11.0%
Taiwan                                  11.3%
South Korea                             28.0%


-------------------
*Percentage of net assets. Portfolio is subject to change.

                              EMERGING MARKETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2004*
--------------------------------------------------------------------------------

COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA (CANTV)
(VENEZUELA, 5.5%)
CANTV is Venezuela's primary provider of fixed telecommunications services. The company also provides private network, data, public telephone, rural telephone and telex services. Through subsidiaries, CANTV provides wireless communications, Internet access and phone directories.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 4.9%)
Hyundai Motor manufactures, sells, and exports passenger cars, trucks and commercial vehicles. The company also sells various auto parts and operates auto repair service centers throughout South Korea; it also provides financial services through its subsidiaries.

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 4.6%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

BIDVEST GROUP LTD.
(SOUTH AFRICA, 4.3%)
Bidvest is an international investment holding company that invests in companies operating in the fields of service, distribution and trading with umbrella divisions in the areas of services, food service products, and commercial products.

CORPORACION GEO S.A. DE C.V. (GEO)
(MEXICO, 3.8%)
Corporacion GEO is the leading developer of affordable housing in Mexico and Latin America, involved in all aspects from design and construction to marketing, sales and delivery.

UNITED MICROELECTRONICS CORP.
(TAIWAN, 3.8%)
United Microelectronics specializes in providing foundry services for high performance semiconductor applications. Its core competency lies in its ability to produce high-yield integrated circuit wafers, manufactured on a per-customer basis.

CIA VALE DO RIO DOCE (CVRD)
(BRAZIL, 3.8%)
CVRD is the world leader in iron ore and pellet segments, the world's second largest producer of manganese and ferro alloys, and Brazil's largest logistics provider. Areas of operation also include copper, potash, fertilizers and mineral prospecting.

ASIAN PROPERTY DEVELOPMENT PC LTD.
(THAILAND, 3.0%)
Asian Property Development develops and sells inner city homes to middle-income and high-income buyers. Other activities include manufacturing and distribution of construction materials and providing precast installation services.

FIRST ENGINEERING LTD.
(SINGAPORE, 2.9%)
First Engineering is a manufacturer of plastic components for the hard-disk drive and automotive industries. The company operates in Singapore, Malaysia and China.

ITAUSA INVESTIMENTOS ITAU S.A.
(BRAZIL, 2.8%)
Itausa is an investment holding company with interests covering the financial, insurance, industrial and real estate areas. Its major holdings include Banco Itau, an investment bank in Latin America, and Itautea Philco, engaged in technological development in banking and commercial automation.

---------------------
*Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
Dear Shareholder:

The Van Eck Global Hard Assets Fund delivered a total return of 2.31% for the six months ended June 30, 2004. During this time period, hard assets continued to offer investors diversification benefits in the form of competitive returns and limited correlation to the general stock market. After a long period of outperforming the general U.S. equity markets (the Fund had outpaced the Standard & Poor's 500 Index(1) for four consecutive calendar years as of December 2003), the Fund slightly lagged the S&P 500 (+3.44%) and outpaced the Dow Jones Industrial Average(2) (+0.80%) during the first half of 2004. The Goldman Sachs Natural Resources Index(3) rose 7.27% for the same period.

GENERAL MARKET & ECONOMIC REVIEW

During the first six months of 2004, the growing uncertainty in Iraq combined with the threat of rising interest rates and inflation set a sober tone on Wall Street. These issues, as well as an overheating energy market and concerns regarding the possibility of a slowdown in the Chinese economy were all factors that weighed on the minds of investors. While many key commodities, particularly base metals, experienced a sell-off this Spring, the main investment themes driving natural resources over the past several years remained intact. Hard assets continued to enjoy the conjunction of acute capacity shortages and strong demand. Recovering global economies, the continuation of strong demand from China and India and relatively low supplies across the commodities spectrum were all trends that, while closely watched, continued through the first six months of the year. In general, demand for most commodities continued to soar as developed economies recovered from the recession and emerging markets displayed a hunger for raw materials to fuel their growth. Rising inflation threats around the world also helped buoy the group, as inflationary pressures historically have increased the value of hard assets.

Chinese government efforts to slow its booming economy set commodities back in April. High growth rates in China had led to significant bottlenecks, infrastructure shortages and massive rises in energy and raw material costs. The tightening measures were designed to reduce the rate of growth in certain sectors, particularly steel, aluminum and real estate. Many feared a "hard landing" scenario, one in which China's economy would slow substantially. These fears, in turn, sparked a severe sell-off in many commodities whose value had been closely tied to China. Throughout the period, we felt confident that China would achieve its objective of a "soft landing" scenario, I.E., a moderate slowdown. During a recent research trip to the region, we observed the continuation of strong demand trends and economic indicators throughout the period have supported that view. It is our opinion that China, historically a growth engine for commodities and other markets, has continued to play an increasingly important role in the global economy. Overall, we believe that the China demand story remains a compelling one.

FUND REVIEW

Assets of the Van Eck Global Hard Assets Fund are invested primarily in five sectors: ENERGY, INDUSTRIAL METALS, PRECIOUS METALS, PAPER AND FOREST PRODUCTS, and REAL ESTATE.

ENERGY:

Energy prices have remained durably strong throughout the first half despite climbing stockpiles and rising pricing premiums. Energy equities were strong as a result of rising commodity prices and announcements by exploration and commodity companies of increased capital spending budgets. A colder-than-anticipated winter, unrest in Saudi Arabia, ongoing speculative interest resulting from the situation in Iraq, and surprise results from OPEC's early February meeting kept prices high through the first quarter. As the year progressed, the inventory build was greater than normal. Iraqi production increased, OPEC agreement breaches remained endemic, imports were strong, and tanker shipment data suggested more crude oil was in transit. However, while inventories of crude and unleaded gasoline grew, pricing remained significantly above norms, suggesting that oil markets were pricing in a terrorist risk premium.

While increased inventories and an overheating market gave us reason to proceed with caution, we believe that the underlying supply issues lend support to the longer-term outlook for the sector. Environmental and geopolitical issues continue to restrict new drilling and accessible reserves are being depleted. Concerns about the maturity of the world's largest oil and natural gas basins remain. For example, a very public debate is raging regarding the decline curves and potential

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

production of Saudi Arabia, owner of the largest oil reserves (approximately 25% of the world's total). In addition, the IEA (International Energy Agency) warns that unless producers step up spending, supplies will run short. The Agency estimates that exploration and production spending in the world is running as much as 15% behind what is needed.

The Fund's exposure to the energy markets was increased during the period at the expense of industrial metals. At June 30, the energy sector represented 48.6% of the Fund's net assets, up from 44.2% at year-end 2003. During the period, we carefully combed the market to find compelling value among energy companies. Early in the year, fourth quarter earnings misses allowed for good entry points for holdings such as Cooper Cameron, Halliburton and Pride International (representing 2.2%, 3.3% and 1.6% of Fund net assets at June 30, respectively). Halliburton, based on inexpensive valuation and an improving asbestos liability situation, was a primary performance contributor in this sector. The Fund benefited from its positions in exploration and production companies such as Apache, Pioneer Natural Resources, and Talisman (2.1%, 1.4% and 3.0% of Fund net assets). Notably, consolidation continued during the period with M&A activity in the first six months of 2004 already exceeding that of 2003. In addition, capital discipline continued with more announcements of stock buybacks and dividend increases. The Fund's holdings in the oil service sector also contributed to performance.

INDUSTRIAL METALS:

Fund investments in the industrial metals sector represented 9.5% of Fund net assets at June 30, down from 15.1% in December 2003. The Fund's base metals investments included holdings in aluminum, nickel, copper, non-ferrous metals and steel, all essential raw materials for manufacturing.

Strong demand and supply-side concerns drove the copper market's strong start to the year. Operational problems and labor strikes at some of the world's largest copper mines exacerbated an already tight supply. However, the copper market, like many other base metals markets, experienced a sharp decline later in the period. Coming off a year in which metals prices achieved a most dramatic rally (copper prices hit a nine-year high and nickel prices were up nearly five fold from their 1993 lows), many investors sold their positions fearing a cyclical downturn. More importantly, tightening of monetary policy in China led to significant pricing volatility in industrial metals, particularly copper and nickel.

Speculative influences were most evident in the nickel market, with prices dropping over 20% in April alone. In our view, the nickel market remains a compelling investment as there has been limited capital expenditure from producers. Additionally, we expect Chinese demand to remain strong due to the expansion of stainless steel capacity, since nickel is a primary component of steel production. The steel market--one that is typically driven by Chinese consumption and supply-side constraints, particularly in coke, scrap and iron--saw a new catalyst emerge in recent months. Indications from our sources at large private steel companies were that steel demand was finally starting to pick up in the U.S.

PRECIOUS METALS:

As of June 30, 16.2% of the Fund's net assets were invested in the precious metals sector. Historically, gold prices have risen when the value of the U.S. dollar has declined and vice-versa. We attribute recent weakness of the price of gold to the rising strength in the dollar. After reaching multi-year highs during the period, the price of gold experienced a correction in April with the abrupt change in the market's interest rate outlook. Higher rate expectations caused the U.S. dollar to reach new highs for the year while gold continued to decline into May. The severity of the downturn in bullion was magnified in the gold equity market. South African shares were hit particularly hard due to the added impact of continuing strength in the rand currency, which has caused labor costs to rise dramatically in U.S. dollar terms. Among North American companies, the stocks showing the best performance were those with exploration success. The year so far has been disappointing for a number of small-cap, or "junior" gold companies. Many of these companies are developing properties around the world, and some have encountered problems with permitting, capital expenditure overruns, or changes in tax structure, resulting in underperformance in share prices. All of these Juniors are working to mitigate or reverse the impact of these adverse events.

By the end of the first half, gold began to recover some of its losses as mixed economic results in June created uncertainty in the market outlook for interest rates and currencies. We believe that

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

economic imbalances lend themselves to a longer-term downward trend for the U.S. dollar. In addition, early signs of inflation may be revealing themselves and instability in the geopolitical environment continues to increase. In our view, many conditions are present today that support investment interest in gold-related securities.

PAPER AND FOREST PRODUCTS:

Fund investments in the paper and forest products sector represented 10.5% Of fund net assets at mid year. In general, paper and forest products held up better than most cyclicals during the march/april sell-off, with every grade of paper showing improvement during the period. The paper and forest products industries continued to be characterized by reduced capacity and relatively attractive stock prices. Significant production cutbacks kept capacity low. Industry consolidation proved to be a positive factor, further supporting prices.

REAL ESTATE:

The real estate sector represented 6.0% of Fund net assets at June 30 and benefited the Fund's performance during the period. REITs (Real Estate Investment Trusts), as measured by the Morgan Stanley REIT Index(4), returned 5.19% to investors during the first half of 2004. Driving the REIT markets was the high demand for real estate as an alternative investment with the potential for current income. Retail malls and outlets continued to provide strong performance throughout the period. The hotel sector showed marked improvement as occupancy rates for both tourism and business travel improved along with domestic and global economies. Recovering economies also resulted in increased demand for space and the stabilization of rents. Office and apartment companies observed improved leasing activity and supply/demand dynamics in most real estate markets began to turn more positive. While REITs had a decidedly negative response to the strong March labor report, attractive financing terms continued to buoy property values in these markets. Although the Fund's focus in the real estate sector continued to be heavily concentrated in the U.S. and Canadian markets, exposure to the Japanese real estate market during the period proved beneficial.

Investors should be aware that the Fund is subject to certain risks associated with hard asset investments. The production and marketing of hard assets may be affected by actions and changes in governments. In addition, hard assets and hard asset securities may be cyclical in nature. During periods of economic or financial instability, hard asset securities may be subject to broad price fluctuations, reflecting volatility of energy and basic material prices and possible instability of supply of various hard assets.

We continue to believe that exposure to hard assets may provide diversification benefits for investors. We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[GRAPHIC OMITTED]

/s/ Derek S. van Eck
DEREK S. VAN ECK
MANAGEMENT TEAM MEMBER


[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]

/s/ Samuel R. Halpert                           /s/ Joseph M. Foster
SAMUEL R. HALPERT                               JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER                          MANAGEMENT TEAM MEMBER

July 14, 2004

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

     All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

(3) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(4) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM          BEFORE SALES
TOTAL RETURN                     SALES CHARGE*          CHARGE
--------------------------------------------------------------------------------
A shares--
--------------------------------------------------------------------------------
Year to Date                        (3.58)%                2.31%
--------------------------------------------------------------------------------
1 year                              30.14%                38.06%
--------------------------------------------------------------------------------
5 year                               8.01%                 9.30%
--------------------------------------------------------------------------------
Life (since 11/2/94)                 8.91%                 9.58%
--------------------------------------------------------------------------------
C shares--
--------------------------------------------------------------------------------
Year to Date                         1.04%                 2.04%
--------------------------------------------------------------------------------
1 year                              35.93%                36.93%
--------------------------------------------------------------------------------
5 year                               8.47%                 8.47%
--------------------------------------------------------------------------------
Life (since 11/2/94)                 9.04%                 9.04%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A Shares: maximum sales charge is 5.75%
     C Shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
                            GEOGRAPHICAL WEIGHTINGS*
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

                                 [CHART OMITTED]

United States                            47.5%
Russia                                   1.0%
Other                                    3.3%
South Korea                              2.1%
France                                   3.0%
Australia                                6.3%
South Africa                             6.1%
Cash/Equivalents
plus Other Assets Less Liabilities       5.6%
Canada                                  21.6%
United Kingdom                           3.5%



                               SECTOR WEIGHTINGS*
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

Precious Metals                         16.2%
Industrial Metals                        9.5%
Cash/Equivalents plus
Other Assets Less Liabilities            5.6%
Paper/Forest Products                   10.5%
Agriculture                              1.7%
Real Estate                              6.0%
Other                                    1.9%
Energy                                  48.6%

-------------------
*Percentage of net assets. Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2004*
--------------------------------------------------------------------------------

HALLIBURTON CO.
(U.S., 3.3%)
Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

BP PLC
(UK, 3.1%)
BP is a leading oil, gas and energy company. The company produces and markets crude oil and petroleum products worldwide, and is engaged in exploration and field development throughout the world. BP also manufactures and sells petroleum-based chemical products.

TOTAL FINA ELF SA
(FRANCE, 3.0%)
Total Fina Elf is an integrated oil and gas specialty chemical company with operations in 120 countries. The company engages in all areas of the petroleum industry, from exploration and production to refining and shipping.

TALISMAN ENERGY, INC.
(CANADA, 3.0%)
Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.8%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic and specialty chemicals.

VARCO INTERNATIONAL, INC.
(U.S., 2.5%)
Varco International designs and manufactures drilling equipment, machinery and rig instrumentation for oil and gas well drilling. The company also provides internal tubular coating, inspection services, solids control equipment services, coil tubing and pressure control equipment to the petroleum industry. Varco has operations worldwide.

GLOBALSANTAFE CORP.
(U.S., 2.3%)
GlobalSantaFe is an international offshore and land contract driller, and provides drilling-related services including third-party rig operators, incentive drilling and drilling engineering and project management services.

TIMBERWEST FOREST CORP.
(CANADA, 2.3%)
TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

COOPER CAMERON CORP.
(U.S., 2.2%)
Cooper Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers, and assembled systems. The company's equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cooper also produces gas turbines, centrifugal gas and air compressors and other products.

RANDGOLD RESOURCES LTD.
(SOUTH AFRICA, 2.2%)
Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

----------------------
*Portfolio is subject to change.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

After several calendar years of strong performance, the Van Eck International Investors Gold Fund declined 19.93% for the first six months of 2004. The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold and Silver
(XAU) Index(1), which fell 20.27% during this same time period.

GENERAL MARKET & ECONOMIC REVIEW

At the start of the year, the U.S. dollar was making multi-year lows against a number of major currencies. Negative real yields in short-term U.S. Treasuries caused investors to sell dollars to invest in higher yields abroad. In addition, ongoing problems for U.S.-led forces in Iraq created pressure on the dollar. Then, robust economic data from U.S. manufacturing, payrolls, and retail sales convinced the market that rate increases would materialize sooner than expected. This abrupt change in rate expectations led the U.S. dollar to new highs for the year. Historically, gold prices have risen when the value of the U.S. dollar has declined and vice-versa.

Gold, after rising to $426.45 an ounce on March 31, experienced one of its largest monthly declines in percentage terms on record. The severity of the downturn in bullion was magnified in the gold shares. South African shares were hit particularly hard due to the added impact of continuing strength in the rand (South Africa's currency), which has caused labor costs for those companies to rise dramatically in U.S. dollar terms.

Gold continued to decline in May, reaching a low of $374.85 on May 13. However, it ended the period higher at $394.25, as mixed economic results in June created uncertainty in the market outlook for interest rates and currencies.

FUND REVIEW

South African gold-mining shares suffered during the period, as illustrated by the 29.71% decline of the FTSE Gold Mines Africa Sub-Index(2) for the first half of the year. South African exposure within the portfolio (15.2% of Fund net assets at June 30) was reallocated over the course of the year from higher-cost producers to those with more profitable domestic mines and more production outside of South Africa. As a result, Harmony/Avgold was reduced to approximately 0.9% of the portfolio from 6.8% at year-end 2003 (3.3% Avgold; 3.5% Harmony). Weightings were increased in Gold Fields Ltd. (4.4% of Fund net assets), black empowerment companies Mvelaphanda and African Rainbow Minerals (0.3% and 0.4% of Fund net assets), and platinum producers Impala and Anglo American Platinum (2.1% and 1.4% of Fund net assets).

North American mining stocks declined 17.24% during the first half, as measured by the FTSE Gold Mines North America Sub-Index.(2) Among North American companies, stocks showing the best performance were those with exploration success. Meridian Gold (4.6% of Fund net assets) announced the discovery of a new vein at its 300,000 ounce per year El Penon mine in Chile. Placer Dome (4.6% of Fund net assets) continued to drill their Cortez Hills discovery in Nevada. Results indicate the emergence of a new world-class orebody for Placer. Glamis Gold (8.9% of Fund net assets) announced the discovery of the La Hamaka vein adjacent to their Marlin property in Guatemala, which is being developed for production in 2006. The new vein may enhance the profitability of the Marlin project.

The year so far has been disappointing for a number of small-cap, or "junior" gold companies. Many of these companies are developing properties around the world, and some have encountered problems with permitting, capital expenditure overruns, or changes in tax structure, resulting in underperformance in share prices. Higher fuel, steel and labor costs caused capital estimates for Cumberland Resources' (0.8% of Fund net assets) Meadowbank project in Canada to increase over 50% above previous estimates. An onerous value-added tax was imposed on mining projects in Turkey, which had a negative impact on Eldorado's (2.0% of Fund net assets) Kisladag project. In Mexico, a bizarre ruling by an agrarian judge caused Metallica (0.7% of Fund net assets) to stop construction of their Cerro San Pedro mine. All of these Juniors are working to mitigate or reverse the impact of these adverse events.

The FTSE Gold Mines Australasia Sub-Index(2) turned in the best regional performance with a decline of 10.19%. This is due to positive results from Newcrest Mining (5.9% of Fund net assets). Development of the large Telfer Mine in Western Australia is going well and encouraging exploration results were announced from the Gosowong property in Indonesia.

There was some M&A excitement in the gold sector during the period. Wheaton River, one of the Fund's top positions (4.3% of Fund net assets), was the

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

target of a friendly acquisition launched in April by Iamgold (3.5% of Fund net assets). Iamgold offered a premium of 26% to Wheaton's share price on the day of the announcement. Following this, the Fund realized profits by reducing the Wheaton position by roughly 40%. In the meantime, simultaneous takeover bids were launched by Coeur d'Alene Mines (0% of Fund net assets) for Wheaton and by Golden Star (1.3% of Fund net assets) for Iamgold. These hostile offers were contingent on shareholders voting against the Iamgold/Wheaton merger. Many Iamgold shareholders were unhappy with the terms of the Wheaton deal. On July 6th, they voted to reject the merger, enabling Golden Star and Coeur to further pursue their acquisition ambitions.

In general, we have seen the dominant drivers of the gold market change over the course of the last several years. In 2001, investors turned to gold as a hedge against a collapsing stock market and accounting scandals amongst major corporations and accounting firms. In 2002, investors sought refuge from a falling U.S. dollar. The decline in the dollar coincided with the unprecedented fall in U.S. interest rates when the targeted Federal Funds rate was reduced to just 1% and real (inflation-adjusted) short term rates turned negative. Today, early signs of inflation may be revealing themselves and instability in the geopolitical environment continues to increase. In our view, many conditions are present today that support investment interest in gold-related securities.

--------------------------------------------------------------------------------

   COMMENTARY FROM FOUNDER, JOHN C. VAN ECK:
   OUR VIEW ON CURRENT
   MACRO ECONOMIC CONDITIONS

   POSSIBLE GLOBAL ECONOMIC AND
   FINANCIAL RISKS

   We believe that certain economic and financial risks exist that may justify a small allocation to gold-oriented investments. While these risks may dissipate without creating financial stress, we feel that investors should be aware that such risks exist and diversify their portfolios accordingly.

   U.S. BUDGET DEFICITS
   The massive U.S. fiscal stimulus leading from a budgetary surplus of 1.5% of GDP in 2000 to a likely deficit of 5% of GDP this year is, in our view, a deterioration in the U.S. fiscal position-- one that is without precedent since World War II.

   Moreover, interest rates in major countries have been held at or near post-war lows during the last few years. This has contributed to a pickup in economic growth since 2001.

   Despite this stimulus, many are questioning the sustainability of the economic recovery underway in the U.S. and around the globe. At the Annual General Meeting of the Bank for International Settlements at the end of June, the President and Chairman of the Board of Directors of the Bank warned that global risks to confidence in the current economic upturn "could materialize only too suddenly." He said that growth over the past few years has been brought about by very expansionary interventionist policies, that the effects of such policy stimulants were temporary and that they could not continue indefinitely. In our view, inflation and inflationary expectations may be edging higher. The U.S. seasonally-adjusted Consumer Price Index climbed at an annual rate of 4.9% during the first half of 2004, largely due to higher oil and commodity prices. This compares to 1.9% in 2003. In addition, long-term interest rates began to rise in April of this year. Interventionist policies, in our opinion, may at some time require adjustment if stability is to be maintained.

   DEBT BUILDING
   Debt in the U.S. has had a great period of growth. Total debt outstanding was $4.0 trillion in 1980 and climbed to $22.8 trillion at the end of March 2004. Debt growth has averaged approximately 8.1% annually since 1980, compared to real average gross national product growth of about 3.1% a year.

   Total household (mainly mortgage) debt also has grown rapidly. It peaked at $9.5 trillion at the end of March 2004, approximately 113% of disposable personal income. Debt service charges were kept relatively low by the decline in mortgage (and other) interest rates since 1980. However, the household debt service and financial obligation ratio for renters was 31.1% of disposable personal income during the first
--------------------------------------------------------------------------------

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   quarter of 2004. If interest (and tax) rates trend higher in the future, they and ensuing higher debt service charges could put pressure on future consumer borrowing and spending, thus slowing the economy. Mortgage refinancing demand has already declined.

   Domestic financial sectors debt outstanding also climbed rapidly, from $578 billion in 1980 to $11.3 trillion at the end of March 2004. The earlier annual growth rates of financial debt, as asset values rose, slowed from a peak of 19.5% in 1998 to an annual growth rate of 7.3% in the first quarter of 2004. A portion of the financial debt, estimated at several trillion dollars, finances the highly leveraged "carry trade" in which speculators borrow at short-term rates and invest in longer-term bonds. If longer-term interest rates rise in the future at greater than expected levels, the unwinding of these positions might encounter difficulties, raising interest rates further.

   FOREIGN EXCHANGE INTERVENTION
   The foreign exchange intervention by Asian monetary authorities to resist exchange rate appreciation has been unprecedented. Official foreign exchange reserve purchases in Asia of around 480 billion dollars during 2003 had no historic parallel.

   The unintended consequences of a reduction in expansionary interventionist policies and of a market correction of the global economic and financial imbalances could raise the risks of a business cycle credit contraction and recession. The teachings of history, classical economic theory and the modern Austrian school has led us to consider the cyclical possibilities of asset price declines, a correction of excessive private debt and the consequent diversification of portfolios into cash. On the other hand, further massive government deficit intervention might lead to a period of stagflation. It may be more politically expedient to inflate excessive debt away rather than pay it back in terms of present rates of expected currency depreciation.

   Additional risks include possible terrorism on U.S. soil or elsewhere, the uncertain outcome of the war in Iraq, and a weaker dollar.

   Historically, risks such as these that have materialized have influenced investors and speculators' confidence in financial assets such as stocks and bonds and caused them to look for alternative tangible assets, such as gold.

                 NOT INTENDED AS A PREDICTION OF FUTURE RESULTS.
                       PAST PERFORMANCE IS NO GUARANTEE OF
                                 FUTURE RESULTS.
--------------------------------------------------------------------------------

In conclusion, it is our view that there are three primary reasons to consider diversifying an investment portfolio with gold or gold-mining shares. First, gold's price historically has had a negative or zero correlation with stock market averages (except in 2003), which means it may provide diversification benefits. Second, gold is a debt-free monetary asset and can potentially act as a hedge against financial stress. Third, gold is a tangible asset. Tangible assets typically have been attractive during periods of negative real returns on short-term financial assets, which impair real wealth.

Investors should be aware that the Fund is subject to certain risks associated with gold and gold-mining investments. Precious metals can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. We appreciate your participation in the Van Eck International Investors Gold Fund, and we look forward to working with you in the future.

[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

/s/ Joseph M. Foster                    /s/ John C. van Eck

JOSEPH M. FOSTER                        JOHN C. VAN ECK
MANAGEMENT TEAM MEMBER                  FOUNDER

July 22, 2004

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

     All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

(2) The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM            BEFORE SALES
TOTAL RETURN                     SALES CHARGE*            CHARGE
--------------------------------------------------------------------------------
A shares--
--------------------------------------------------------------------------------
Year to Date                       (24.53)%                (19.93)%
--------------------------------------------------------------------------------
1 year                              14.22%                  21.20%
--------------------------------------------------------------------------------
5 year                              13.17%                  14.52%
--------------------------------------------------------------------------------
10 year                             (1.36)%                 (0.78)%
--------------------------------------------------------------------------------
15 year                              1.54%                   1.93%
--------------------------------------------------------------------------------
20 year                              1.73%                   2.03%
--------------------------------------------------------------------------------
Life (since 2/10/56)                 9.36%                   9.49%
--------------------------------------------------------------------------------
C shares--
--------------------------------------------------------------------------------
Year to Date                       (21.04)%                (20.24)%
--------------------------------------------------------------------------------
Life (since 10/3/03)                (1.21)%                 (0.22)%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A Shares: maximum sales charge is 5.75%
     C Shares: 1.00% redemption charge, first year

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
                            GEOGRAPHICAL WEIGHTINGS*
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

                                [CHART OMITTED]

Cash/Equivalents
plus Other Assets Less Liabilities       0.6%
South Africa                            16.4%
United States                           16.1%
Australia                                9.6%
United Kingdom                           4.6%
Peru                                     2.1%
Sweden                                   0.2%
Canada                                  50.4%


-------------------
*Percentage of net assets. Portfolio is subject to change.

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund seeks to provide a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our check-writing privileges.

During the first half of 2004, the yield on three-month Treasury bills averaged 1.00%. Treasury bill rates remained low, as the Federal Reserve had maintained a fed funds target rate of 1.00% for the last year until they raised the rate to 1.25% on June 30th. The U.S. economy grew at an estimated annualized rate in excess of 3.5% during the first half. Tightening labor markets, robust economic activity, and rising energy prices have combined to increase inflationary pressures and have led the Fed to start tightening monetary policy. Three-month T-bill rates began the year at their lows, hitting 0.86% in early January and ended the first half near their highs with a yield of 1.27% on June 30. As long as economic activity remains robust we look for money market rates to rise as the Federal Reserve continues to tighten monetary policy. The Fed Funds futures market is currently discounting an additional 100 basis points (1.00%) of tightening by the Federal Reserve through the end of the year.

The Fund's investment strategy continues to emphasize safety by investing in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are conservative money market investments and offer the highest degree of security since they are backed by the United States Government. Of course, an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pick-up over Treasury bills, we will look to place more emphasis on repurchase agreements.

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.

[GRAPHIC OMITTED]

/s/ Gregory F. Krenzer
GREGORY F. KRENZER
PORTFOLIO MANAGER

July 23, 2004

------------------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. An investor's shares, when redeemed, may be worth more or less than their original cost. For current performance information, please call 1-800-826-2333.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck Mid Cap Value Fund gained 6.68% for the six months ended June 30, 2004. Your Fund performed in line with its benchmark index, the Russell Midcap Index,(1) which rose 6.67% for the semi-annual period. The Standard & Poor's Midcap 400 Index,(2) another measure of mid-cap stock performance, advanced 6.08% for the same period.

GENERAL MARKET & ECONOMIC REVIEW

All broadly watched U.S. equity indices provided positive performance for the six months ended June 30. Small-capitalization stocks showed the strongest relative performance, followed closely by mid-capitalization and then large-capitalization stocks. The market favored the value style over the growth style of investing across all capitalization sectors.

For much of the semi-annual period, positive investor sentiment boosted the U.S. equity markets. Low interest rates and indications of rebounding economic activity helped to fuel an optimistic outlook. However, heightened geopolitical tensions, growing concerns over potential interest rate increases, and prospects for even higher oil prices contributed to generally declining equity indices in March and April and to investor uncertainty, reflected in relatively flat equity index returns in May and June.

FUND REVIEW

The Fund's strong performance for the period was primarily due to effective stock selection in the retailing, software and services, food, beverage and tobacco, and diversified financials industry groups. The Fund also benefited from its overweight exposure to the bottom 50% of companies within the Russell Midcap Index, as measured by market capitalization. For the six months ended June 30, these smaller mid-cap companies outperformed the larger mid-cap companies in the Index. Unlike the Index, which has a smaller weighting in securities with smaller market capitalizations, the Fund had approximately equal weightings among the securities in its portfolio. It is important to note that the Fund was invested in some, but not all, of the companies in the Russell Midcap Index.

We select mid-cap stocks that we believe have an attractive combination of operating, valuation, and price characteristics. We employ a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns.

During the semi-annual period, stocks spanning a variety of industries made positive contributions to the Fund's performance. Mass merchandiser and international retailer Kmart Holding Corp. provided outstanding results. Other strong performers for the Fund included software company Autodesk, transportation company JB Hunt Transport Services, major hotel franchiser Choice Hotels, and mortgage services company MGIC Investment Corp.

Of course, not all of the Fund's holdings performed well. Maxtor, which provides hard disk drive products for desktop computer systems, was the Fund's worst performing stock during the semi-annual period due to declining sales and profits in a highly competitive pricing environment. Other holdings that detracted from the Fund's performance included Ascential Software and American Power Conversion in technology, New York Community Bancorp in financials, and Quanta Services in utilities. [THE PERCENTAGE OF THE FUND'S NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF JUNE 30: KMART, 1.8%; AUTODESK, 2.7%; JB HUNT TRANSPORT, 1.6%; CHOICE HOTELS, 1.0%; MGIC INVESTMENT, 1.5%. MAXTOR, ASCENTIAL, AMERICAN POWER, NY COMMUNITY BANCORP, AND QUANTA WERE ALL SOLD DURING THE PERIOD AND REPRESENTED 0% OF FUND NET ASSETS AT JUNE 30.]

We made several changes to your Fund's portfolio during the first half of 2004, continuing the process we began since taking over as investment manager in June 2003. For example, we increased the Fund's energy holdings as a result of improved performance of energy stocks relative to other industry groups. Over the same period, we decreased the Fund's technology positions due to weaker relative performance of hardware and equipment companies.

As of June 30, the Fund was underweight relative to its benchmark index in the utilities, real estate, and capital goods industry groups. Despite the Fund's relatively lower weightings to real estate and capital goods industry groups, the Fund's positions within these sectors underperformed related securities in the benchmark. At the end of the period, the Fund was overweight relative to the Russell Midcap Index in the food, beverage and tobacco, banks, and energy industry groups. The Fund's performance benefited from the

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

relative overweighting in all three industry groups.

Among the securities that fit the Fund's purchase criteria during the first half of the fiscal year were Healthsouth, Apogent Technologies, and Bausch & Lomb--all of which made positive contributions to the Fund's performance. Healthsouth, the largest provider of outpatient services in the U.S., was attractive due to the recent corporate restructuring it has undergone. Apogent Technologies, which developed and trademarked all-digital amplifier technology, has been acquiring businesses to expand its product line. Bausch & Lomb, a major provider of eye healthcare products, has seen higher foreign sales in Europe and Asia that have helped the company's earnings growth. [THE PERCENTAGE OF THE FUND'S NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF JUNE 30:
HEALTHSOUTH, 0.6%; APOGENT, 1.9%; AND BAUSCH & LOMB, 1.9%.]

During the period, we sold the Fund's position in JDS Uniphase, a provider of advanced fiber optic components and modules, as the demand for its products plummeted and the company, in turn, reduced its workforce by 80%. We tendered the Fund's entire position in health improvement services company Advance PCS, which was acquired by Caremark Rx in a stock and cash transaction in March 2004. We also eliminated the Fund's holding in Crown Castle International, which owns and operates broadcast transmission towers, when its valuation levels increased significantly due to reports of strong operating results.

Investors should be aware that mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies.

We thank you for your investment in the Van Eck Mid Cap Value Fund, and we look forward to continuing to work with you in the future.

[GRAPHIC OMITTED]

/s/ Kathy O'Connor
KATHY O'CONNOR
PORTFOLIO MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC

July 19, 2004

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------
     All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, presenting approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.

(2) The Standard & Poor's (S&P) Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.


--------------------------------------------------------------------------------
PERFORMANCE RECORD+ AS OF 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL                     AFTER MAXIMUM          BEFORE SALES
TOTAL RETURN                       SALES CHARGE*          CHARGE
--------------------------------------------------------------------------------
A shares
--------------------------------------------------------------------------------
Year to Date                           0.57%                 6.68%
--------------------------------------------------------------------------------
1 year                                22.98%                30.48%
--------------------------------------------------------------------------------
Life (since 1/1/02)                    0.48%                 2.89%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*    A shares: maximum sales charge is 5.75%
+ Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 ("inception date"), the Fund operated under a different name with a different investment sub-adviser.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------
                               SECTOR WEIGHTINGS*
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

                                [CHART OMITTED]

Industrials                              7.3%
Materials                                2.3%
Energy                                   7.3%
Information Technology                  13.3%
Utilities                                4.5%
Financial Services                      20.7%
Other Assets Less Liabilities            0.4%
Consumer Discretionary                  20.0%
Consumer Staples                        14.3%
Healthcare                               9.9%


-------------------
*Percentage of net assets. Portfolio is subject to change.

                               MID CAP VALUE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2004*
--------------------------------------------------------------------------------

AUTODESK, INC.
(2.7%)
Autodesk supplies PC software and multimedia tools. The company's two-dimensional and three-dimensional products are used across industries and in the home for architectural design, mechanical design, geographic information systems and mapping, and visualization applications. Autodesk's software products are sold worldwide through a network of dealers and distributors.

WILLIAMS COMPANIES, INC.
(2.7%)
Williams Companies moves, manages and markets a variety of energy products, including natural gas, liquid hydrocarbons, petroleum and electricity. Williams' gas wells, pipelines and midstream facilities are concentrated in the Northwest, the Rocky Mountains, the Gulf Coast and the Eastern Seaboard of the United States.

R.J. REYNOLDS TOBACCO HOLDINGS, INC.
(2.2%)
R.J. Reynolds Tobacco Holdings is a holding company for Reynolds Tobacco, a cigarette manufacturer in the U.S., whose major brands include Doral, Winston, Camel, Salem and Vantage.

OVERSEAS SHIPHOLDING GROUP, INC.
(2.1%)
Overseas Shipholding maintains a fleet of marine transport vessels. The company charters its ships to commercial shippers and United States and international governmental agencies. Overseas' ships are used to transport crude oil, petroleum products, grain, coal and iron ore.

TEKTRONIX, INC.
(1.9%)
Tektronix manufactures and sells test, measurement, and monitoring solutions to companies involved in the semiconductor, computer, and networking industries. The company's products are used to assist in the design, building, deployment, and management of global communications networks and Internet technologies.

APOGENT TECHNOLOGIES, INC.
(1.9%)
Apogent Technologies, through its subsidiaries, designs, manufactures, and markets value added laboratory and life science products. The company's products are for use in the clinical, research, and industrial markets worldwide. Apogent serves the labware and lifesciences, diagnostics and microbiology, clinical and industrial, and laboratory equipment markets.

ACTIVISION, INC.
(1.9%)
Activision publishes, develops, and distributes interactive entertainment software. The company's software is used for Microsoft Windows compatible personal computers and console game systems such as Sony PlayStation and Nintendo 64. Activision maintains publishing and development operations in the U.S., Canada, the UK, France, Germany, Japan and Australia.

BAUSCH & LOMB, INC.
(1.9%)
Bausch & Lomb develops, manufactures, and markets eye healthcare products. The company's products include contact lenses and lens care products, generic and proprietary prescription pharmaceuticals for the eye, and products for cataract and refractive surgery. Bausch & Lomb markets its products in countries around the world.

KMART HOLDING CORP.
(1.8%)
Kmart Holding is a mass merchandising company that serves customers through its Kmart and Kmart SuperCenter retail outlets.

EDISON INTERNATIONAL
(1.8%)
Edison International, through its subsidiaries, develops, acquires, owns and operates electric power generation facilities worldwide. The company also provides capital and financial services for energy and infrastructure projects, as well as manages and sells real estate projects. Additionally, Edison provides integrated energy services, utility outsourcing and consumer products.

---------------------
*Portfolio is subject to change.

                              EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

NO. OF SHARES       SECURITIES (a)                             VALUE (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 11.0%
         1,400,000  Caemi Mineracao e Metalurgia S.A.          $      532,560
            26,000  Cia Vale do Rio Doce (Sponsored ADR)            1,016,600
           633,429  Itausa Investimentos Itau S.A.                    740,226
            20,000  Votorantim Celulose (Sponsored ADR)               636,000
                                                                -------------
                                                                    2,925,386
                                                                -------------
CHINA: 2.1%
         1,050,000  Aluminum Corporation of China Ltd.                562,034
                                                                -------------
HONG KONG: 2.9%
           730,000  Chen Hsong Holdings Ltd.                          411,805
         4,636,000  Media Partners International
                       Holdings, Inc.                                 231,806
           500,000  Solomon Systech International Ltd.
                       Industries Ltd.                                123,721
                                                                -------------
                                                                      767,332
                                                                -------------
INDIA: 3.0%
            40,000  Bharat Electronics Ltd.                           340,289
           125,000  Gail India Ltd.                                   462,681
                                                                -------------
                                                                      802,970
                                                                -------------
ISRAEL: 1.2%
             4,700  Teva Pharmaceutical
                       Industries Ltd. (Sponsored ADR)                316,263
                                                                -------------
MALAYSIA: 1.8%
         1,570,000  Multi-Purpose Holdings Berhad                     466,868
           157,000  Multi-Purpose Holdings Berhad
                       Rights (MYR 1.00, expiring 2/26/09)             18,592
                                                                -------------
                                                                      485,460
                                                                -------------
MEXICO: 4.5%
           780,000  Corporacion GEO S.A.
                       de C.V. (Series B)                           1,025,870
           108,700  Grupo Industrial Saltillo de C.V.                 175,992
                                                                -------------
                                                                    1,201,862
                                                                -------------
RUSSIA: 1.8%
             3,000  Lukoil (Sponsored ADR)                            315,600
         4,000,000  Uralsvyazinform                                   154,800
                                                                -------------
                                                                      470,400
                                                                -------------
SINGAPORE: 2.9%
         1,300,000  First Engineering Ltd.                            778,126
                                                                -------------
SOUTH AFRICA: 9.2%
           345,704  African Bank Investments Ltd.                     654,522
           135,000  Bidvest Group Ltd.                              1,137,184
           400,000  FirstRand Ltd.                                    653,991
                                                                -------------
                                                                    2,445,697
                                                                -------------
SOUTH KOREA: 28.0%
             5,300  Cheil Communications, Inc.                  $     720,121
           315,000  Curitel Communications                            625,638
            17,000  Honam Petrochemical Corp.                         579,662
            33,800  Hyundai Motor Co. Ltd.                          1,300,225
            30,000  Insun ENT Co. Ltd.                                384,249
            44,405  Kangwon Land, Inc.                                491,894
            50,000  Korean Air Lines Co. Ltd.                         649,070
             5,000  POSCO                                             644,743
             2,976  Samsung Electronics Co. Ltd.                    1,228,518
            60,000  SFA Engineering Corp.                             537,430
             1,850  SK Telecom Co. Ltd.                               304,197
                                                                -------------
                                                                    7,465,747
                                                                -------------
TAIWAN: 11.3%
           266,219  Advantech Co. Ltd.                                542,577
            51,700  MediaTek, Inc.                                    412,246
           350,000  Taiwan Fu Hsing Industrial Co. Ltd.               322,821
         1,375,000  United Microelectronics Corp.                   1,022,761
           350,000  Waffer Technology Co. Ltd.                        708,123
                                                                -------------
                                                                    3,008,528
                                                                -------------
THAILAND: 3.5%
         7,500,000  Asian Property Development
                       Public Co. Ltd.                                791,209
           175,000  Major Cineplex Group Public Co. Ltd.
                       Warrants (THB 13.00,
                       expiring 2/02/07)                               15,556
           700,000  Quality Houses Public Co. Ltd.
                       Warrants (THB 1.20, expiring 9/11/08)            6,154
         2,123,500  Royal Garden Resort Public Co. Ltd.               130,677
                                                                -------------
                                                                      943,596
                                                                -------------
TURKEY: 1.7%
         1,232,000  Turkiye Is Bankasi (b)                            448,151
                                                                -------------
VENEZUELA: 5.5%
            73,000  Compania Anonima Nacional
                       Telefonos de Venezuela (ADR)                 1,470,950
                                                                -------------

TOTAL INVESTMENTS: 90.4%
(Cost: $23,907,313)                                                24,092,502
                                                                -------------

                        See Notes to Financial Statements

                              EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2004 (UNAUDITED)

PRINCIPAL                            DATE OF                          VALUE
AMOUNT                               MATURITY          COUPON       (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 6.4%
Repurchase Agreement
  (Note 11): Purchased on 6/30/04;
  Maturity value $1,723,065
  (with State Street Bank &
  Trust Co., collateralized by
  $1,795,000 Federal National
  Mortgage Association
  1.91% due 2/15/05
  with a value of $1,761,344)
  (Cost: $1,723,000)                 7/01/04           1.35%     $  1,723,000
                                                                -------------
TOTAL INVESTMENTS: 96.8%
(Cost: $25,630,313)                                                25,815,502
OTHER ASSETS LESS LIABILITIES: 3.2%                                   867,256
                                                                -------------
NET ASSETS: 100%                                                 $ 26,682,758
                                                                =============

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  These shares are denominated in blocks of 100.

GLOSSARY:
ADR - American Depositary Receipt


SUMMARY OF                                                              % OF
INVESTMENTS                                                              NET
BY INDUSTRY                                                            ASSETS
--------------------------------------------------------------------------------
Auto                                                                     4.9%
Banks                                                                    4.4%
Basic Hardware                                                           0.7%
Capital Goods                                                            2.8%
Consumer Products                                                        5.5%
Diversified Financial                                                    4.9%
Energy                                                                   2.9%
Entertainment and Leisure Time                                           0.1%
Manufacturing                                                            4.9%
Materials                                                               16.6%
Media                                                                    3.6%
Multi Industries                                                         1.8%
Petrochemical                                                            2.2%
Pharmaceuticals                                                          1.2%
Real Estate                                                              6.8%
Technology Hardware                                                     17.5%
Telecommunications                                                       7.2%
Transportation                                                           2.4%
Short-Term Obligation                                                    6.4%
Other assets less liabilities                                            3.2%
                                                                       -----
                                                                       100.0%
                                                                       =====

                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

NO. OF SHARES       SECURITIES (a)                             VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 6.3%
            26,500  Alumina Ltd.                              $        97,139
            26,846  BHP Billiton Ltd.                                 233,532
             5,369  BHP Steel Ltd.                                     25,123
           879,358  Cooper Energy NL                                  103,784
           129,215  Newcrest Mining Ltd.                            1,236,170
           542,500  Oil Search Ltd.                                   497,152
           247,000  Portman Ltd.                                      301,804
            41,000  Rio Tinto Ltd.                                  1,023,290
           160,500  Santos Ltd.                                       772,190
           241,250  WMC Resources Ltd.                                824,040
                                                                -------------
                                                                    5,114,224
                                                                -------------
BRAZIL: 1.1%
            32,000  Petroleo Brasileiro S.A. (ADR)                    898,240
                                                                -------------
CANADA: 21.6%
            15,000  Aber Diamond Corp.                                444,374
            87,000  Abitibi-Consolidated, Inc.                        598,560
           328,700  Bema Gold Corp.                                   893,954
           707,700  Brazilian Resources, Inc.                          60,808
             5,720  Brookfield Homes Corp.                            149,807
            18,000  Brookfield Properties Corp.                       514,017
            10,600  Brookfield Properties Corp. (USD)                 304,750
           100,000  Cumberland Resources Ltd.                         151,674
           111,600  Domtar, Inc.                                    1,444,104
            24,450  Ensign Resources Service Group, Inc.              387,101
           249,900  Esprit Exploration Ltd.                           651,637
            37,000  First Capital Realty, Inc.                        449,230
            30,000  FNX Mining Co., Inc.                              141,213
           325,000  Killam Properties, Inc.                           502,652
            39,865  Meridian Gold, Inc.                               514,099
           575,000  Miramar Mining Corp.                              661,611
           603,000  Northern Orion Resources, Inc.                  1,383,152
           301,500  Northern Orion Resources, Inc. Warrants
                       (CAD 2.00, expiring 5/29/08)                   337,903
             7,800  NQL Drilling Tools, Inc. (Class A)                 13,113
            31,800  Placer Dome, Inc.                                 529,152
            70,000  SFK Pulp Fund                                     476,464
            11,400  Suncor Energy, Inc.                               289,685
            22,600  Suncor Energy, Inc. (USD)                         578,786
             4,600  SunOpta, Inc.                                      39,284
           111,000  Talisman Energy, Inc.                           2,413,404
           186,000  TimberWest Forest Corp.                         1,865,003
            13,100  Trican Well Service Ltd.                          411,088
             9,000  Westport Innovations, Inc.                         11,028
           455,000  Wheaton River Minerals Ltd.                     1,271,444
                                                                -------------
                                                                   17,489,097
                                                                -------------
FINLAND: 1.1%
            67,500  Storo Enso Oyj (R Shares)                         915,455
                                                                -------------
FRANCE: 3.0%
            25,700  Total Fina Elf SA (Sponsored ADR)               2,469,256
                                                                -------------
HONG KONG: 0.4%
            44,400  Sun Hung Kai Properties Ltd.                      364,317
                                                                -------------
PERU: 0.7%
            26,400  Compania de Minas
                       Buenaventura S.A. (Sponsored ADR)              583,440
                                                                -------------
RUSSIA: 1.0%
             8,750  JSC MMC Norilsk Nickel
                       (Sponsored ADR)                         $      479,500
             7,800  Surgutneftegaz, Inc. Preferred Stock
                       (Sponsored ADR)                                335,400
                                                                -------------
                                                                      814,900
                                                                -------------
SOUTH AFRICA: 6.1%
             5,200  Anglo American PLC                                106,422
            15,100  Anglo Gold Ltd. (Sponsored ADR)                   485,616
            45,000  Gold Fields Ltd.                                  471,552
            15,300  Impala Platinum Holdings Ltd.                   1,156,245
           198,000  Randgold Resources Ltd. (ADR)                   1,746,360
            63,600  Sappi Ltd. (Sponsored ADR)                        976,260
                                                                -------------
                                                                    4,942,455
                                                                -------------
SOUTH KOREA: 2.1%
            51,000  POSCO (Sponsored ADR)                           1,709,010
                                                                -------------
UNITED KINGDOM: 3.5%
            37,462  BHP Billiton PLC                                  325,232
            46,500  BP PLC (Sponsored ADR)                          2,491,005
                                                                -------------
                                                                    2,816,237
                                                                -------------
UNITED STATES: 47.5%
            20,000  Agnico-Eagle Ltd. Warrants
                       (USD 19.00, expiring 11/14/07)                  57,400
            30,900  Alcoa, Inc.                                     1,020,627
            15,000  AMB Property Corp.                                519,450
            14,200  Anadarko Petroleum Corp.                          832,120
            39,000  Apache Corp.                                    1,698,450
             7,000  Boston Properties, Inc.                           350,560
            33,700  Bunge Ltd.                                      1,312,278
            26,000  Chicago Bridge & Iron Co.                         724,100
            16,000  ConocoPhillips                                  1,220,640
            36,100  Cooper Cameron Corp.                            1,758,070
            38,600  Crescent Real Estate Equities Co.                 622,232
            23,300  Ensco International Corp.                         678,030
            19,500  Firstenergy Corp.                                 729,495
            18,000  FMC Technologies, Inc.                            518,400
            15,000  Forest Oil Corp.                                  409,800
            24,100  Frontier Oil Corp.                                510,679
            47,900  Glamis Gold Ltd.                                  839,687
            71,000  GlobalSantaFe Corp.                             1,881,500
            42,000  Golden Star Resources Ltd. Warrants
                       (USD 1.50, expiring 12/11/04)*                 131,880
            87,700  Halliburton Co.                                 2,653,802
           105,000  Hecla Mining Co.                                  598,500
             7,000  Kerr-McGee Corp.                                  376,390
            20,800  Key Energy Services, Inc.                         196,352
            73,400  La Quinta Corp.                                   616,560
            82,700  McDermott International, Inc.                     840,232
            16,500  Murphy Oil Corp. (b)                            1,216,050
            35,500  Nabors Industries Ltd.                          1,605,310
            46,600  Occidental Petroleum Corp.                      2,255,906
            45,500  Parker Drilling Co.                               173,810
            14,000  Peabody Energy Co.                                783,860
            35,000  PetroKazakhstan, Inc.--Class A                    952,700
            32,300  Pioneer Natural Resources, Inc.                 1,133,084
             6,900  Plains Exploration & Production Co.               126,615


                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2004 (UNAUDITED)
NO. OF SHARES/
PRINCIPAL AMOUNT    SECURITIES (a)                             VALUE (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (CONTINUED)
            44,000  Pope & Talbot, Inc.                          $    869,880
            74,000  Pride International, Inc.                       1,266,140
            23,000  Remington Oil & Gas Corp.                         542,800
            29,000  Smith International, Inc.                       1,617,040
            10,000  Starwood Hotels & Resorts
                       Worldwide, Inc.                                448,500
            94,000  Varco International, Inc.                       2,057,660
            22,000  Weatherford International Ltd.                    989,560
            21,600  Weyerhaeuser Co.                                1,363,394
                                                                -------------
                                                                   38,499,543
                                                                -------------
TOTAL STOCKS AND OTHER INVESTMENTS: 94.4%
(Cost: $58,886,591)                                                76,616,174
                                                                -------------
CORPORATE NOTE
UNITED STATES: 0.0%
            25,000  Brookfield Homes Corp.
                       12.00%, 6/30/20
                       (Cost: $25,737)                                 25,875
                                                                -------------
SHORT-TERM OBLIGATION: 6.6%

                                            INTEREST   MATURITY
                                              RATE       DATE
--------------------------------------------------------------------------------
$5,331,000     Repurchase Agreement
                 (Note 10): Purchased on
                 06/30/04; maturity value
                 $5,331,000 (with State
                 Street Bank & Trust Co.,
                 collateralized by
                 $5,465,000 Federal
                 Home Loan Bank
                 1.50% due 5/13/05
                 with a value of
                 $5,441,943)
                 (Cost: $5,331,000)            1.35%    7/01/04     5,331,000
                                                                -------------
TOTAL INVESTMENTS: 101.0%
(Cost: $64,243,328)                                                81,973,049
                                                                -------------

OPTIONS WRITTEN:

UNITED STATES: 0.0%
             (132)  McDermott International, Inc.
                       (Call Option-Strike
                       USD 10.00, expiring 7/17/04)                    (7,920)
                                                                 ------------
TOTAL OPTIONS WRITTEN: 0.0%
(Premiums received: $13,397)                                           (7,920)
                                                                 ------------
OTHER ASSETS LESS LIABILITIES: (1.0%)                                (853,555)
                                                                 ------------
NET ASSETS: 100%                                                  $81,111,574
                                                                 ============

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Security segregated for options written.
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:
ADR - American Depositary Receipt


SUMMARY OF                                                              % OF
INVESTMENTS                                                              NET
BY INDUSTRY                                                            ASSETS
--------------------------------------------------------------------------------
Agriculture                                                               1.7%
Energy                                                                   48.6%
Industrial Metals                                                         9.5%
Paper & Forest Products                                                  10.5%
Precious Metals                                                          16.2%
Real Estate                                                               6.0%
Utilities                                                                 1.9%
Short-Term Obligation                                                     6.6%
Other assets less liabilities                                            (1.0)%
                                                                      -------
                                                                        100.0%
                                                                      =======



                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

NO. OF SHARES       SECURITIES (a)                             VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 9.6%
         1,825,000  Adamus Resources Ltd.                       $   1,000,935
           360,000  Kingsgate Consolidated Ltd.                       877,254
         6,533,788  Lihir Gold Ltd.                                 4,490,722
            49,456  New Yilgarn Ltd.*(b)                                  642
         1,459,685  Newcrest Mining Ltd.                           13,964,463
         2,875,000  Oxiana Resources NL                             1,656,654
           422,000  Sino Gold Ltd.                                    635,753
                                                                -------------
                                                                   22,626,423
                                                                -------------
CANADA: 50.4%
           178,800  Agnico-Eagle Mines Ltd.                         2,361,948
         1,397,500  Apollo Gold Corp.                               1,910,808
           650,000  Aurelian Resources, Inc.                          582,785
           650,000  Aurelian Resources, Inc. Warrants
                       (CAD 0.60 year 1, CAD 0.75 year 2,
                       CAD 0.85 year 3, CAD 1.00 year 4,
                       expiring 4/09/07)*                             218,545
         3,250,000  Aurizon Mines Ltd.                              3,763,822
         1,000,000  AXMIN, Inc.                                       523,013
         1,000,000  Bema Gold Corp.                                 2,720,000
           500,000  Bema Gold Corp. Warrants
                       (CAD 1.90, expiring 10/27/07)                  877,914
         1,863,000  Cambior Inc.                                    5,044,500
         1,078,600  Central Fund of Canada Ltd.
                       (Class A)                                    5,673,436
         1,750,000  Claude Resources, Inc.                          1,686,715
         1,219,100  Cumberland Resources Ltd.                       1,849,053
           245,000  DRC Resources Corp                              1,006,799
         1,800,000  Eldorado Gold Corp.                             4,666,766
           150,000  Gabriel Resources Ltd.                            144,576
           295,000  Gammon Lake Resources Inc.                      1,944,038
           175,800  Goldcorp, Inc. (Class A)                        2,051,586
           340,000  Golden Star Resources Ltd.                      1,582,636
            84,000  Golden Star Resources Ltd. (USD)                  389,760
           275,000  Golden Star Resources Ltd. Warrants
                       (CAD 2.28, expiring 7/23/04)                   801,330
            83,500  Golden Star Resources Ltd. Warrants
                       ($1.50, expiring 12/11/04)*                    262,190
           650,000  Great Basin Gold Ltd.                             849,895
         5,310,810  Guinor Gold Corp.                               4,206,111
         1,488,200  IAMGOLD Corp.                                   8,294,958
           245,000  IMA Exploration, Inc.                             536,349
           700,000  Ivanhoe Mines Ltd.                              3,765,690
            25,005  Kinross Gold Corp.                                138,626
         1,124,490  Kinross Gold Corp. (USD)                        6,252,164
           845,660  Meridian Gold, Inc.                            10,905,627
           720,000  Mexgold Resources, Inc.                         1,586,970
           360,000  Mexgold Resources, Inc. Warrants
                       (CAD 2.50, expiring 2/26/06)*                  121,040
           500,000  Minefinders Corp. Ltd.                          3,380,903
         1,997,300  Miramar Mining Corp.                            2,298,149
         1,072,000  Northern Orion Resources, Inc.                  2,458,936
           536,000  Northern Orion Resources, Inc. Warrants
                       (CAD 2.00, expiring 5/29/08)                   600,717
         1,270,000  Northgate Exploration Ltd.                      1,973,700
           166,666  Northgate Exploration Ltd. Warrants
                       (CAD 3.00, expiring 12/28/06)                   52,301

CANADA: (CONTINUED)
         2,700,000  Orezone Resources, Inc. (Class A)          $    2,178,721
           236,759  Pan American Silver Corp.                       3,120,464
           118,380  Pan American Silver Corp. Warrants
                       (CAD 12.00, expiring 2/20/08)                  782,773
           659,875  Placer Dome, Inc.                              10,980,320
           555,555  Red Back Mining NL                                767,915
           400,000  River Gold Mines Ltd.                             777,047
           685,000  Virginia Gold Mines Ltd.                          562,986
         2,670,000  Wheaton River Minerals Ltd.                     7,460,998
         1,750,000  Wheaton River Minerals Ltd. Warrants
                       (CAD 1.65, expiring 5/30/07)                 2,732,741
           735,000  Wolfden Resources Inc.                          2,745,816
                                                                -------------
                                                                  119,594,137
                                                                -------------
PERU: 2.1%
           222,000  Compania de Minas
                       Buenaventura S.A. (ADR) (Series B)           4,906,200
                                                                -------------
SOUTH AFRICA: 15.2%
           181,000  African Rainbow Minerals Ltd.                     987,405
            89,500  Anglo American Platinum Corp.                   3,374,649
           395,149  AngloGold Ltd. (Sponsored ADR)                 12,707,992
           279,000  Durban Roodepoort Deep Ltd.
                       (Sponsored ADR)                                708,660
         1,000,162  Gold Fields Ltd. (Sponsored ADR)               10,511,703
           194,586  Harmony Gold Mining Co. Ltd.
                       (Sponsored ADR)                              2,037,177
            44,000  Impala Platinum Holdings Ltd.                   3,325,150
            92,000  Impala Platinum Holdings Ltd.
                       (Sponsored ADR)                              1,743,814
           222,000  Mvelaphanda Resources Ltd.                        605,536
                                                                -------------
                                                                   36,002,086
                                                                -------------
SWEDEN: 0.2%
           650,000  Riddarhyttan Resources AB                         461,446
                                                                -------------
UNITED STATES: 16.1%
         1,205,300  Glamis Gold Ltd.                               21,128,909
           337,400  Hecla Mining Co.                                1,923,180
           100,000  Metallica Resources, Inc.                          95,000
         1,610,000  Metallica Resources, Inc. (CAD)                 1,539,749
           255,000  Metallica Resources, Inc. Warrants
                       (CAD 3.10, expiring 12/11/08)                   66,684
           475,000  Metallica Resources, Inc. Warrants
                       (CAD 2.00, expiring 3/15/05)*                        0
           300,000  Newmont Mining Corp.                           11,628,000
           119,100  Royal Gold, Inc.                                1,687,647
                                                                -------------
                                                                   38,069,169
                                                                -------------
UNITED KINGDOM: 4.6%
         1,240,000  Randgold Resources Ltd. (ADR)                  10,936,798
                                                                -------------

TOTAL STOCK AND OTHER INVESTMENTS: 98.2%
(Cost: $137,470,886)                                              232,596,259
                                                                -------------



                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2004 (UNAUDITED)
NO. OF SHARES/
PRINCIPAL AMOUNT SECURITIES (a)                               VALUE (NOTE 1)
--------------------------------------------------------------------------------
CORPORATE NOTE
SOUTH AFRICA: 1.2%
         3,000,000  Durban Roodeport Deep Ltd.
                       6.00% 11/12/06 Senior
                       Convertible Note 144A
                       (Cost: $3,000,000)                       $   2,906,250
                                                                -------------

                                         MATURITY   INTEREST
                                           DATE       RATE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 0.5%
$1,158,000     Repurchase Agreement
                 Purchased on
                 6/30/04; maturity
                 value $1,158,043
                 (with State Street
                 Bank & Trust Co.,
                 collateralized by
                 $1,175,000
                 Federal Home Loan
                 Bank 1.875% due
                 2/15/05 with a value
                 of $1,181,609.38)
                 (Cost: $1,158,000)        7/01/04    1.35%         1,158,000
                                                                -------------
TOTAL INVESTMENTS: 99.9%
(Cost: $141,628,886)                                              236,660,509
OTHER ASSETS LESS LIABILITIES: 0.1%                                   200,696
                                                                -------------
NET ASSETS: 100%                                                 $236,861,205
                                                                =============

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Restricted security (Note 14)
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:
ADR - American Depositary Receipt



SUMMARY OF                                                              % OF
INVESTMENTS                                                              NET
BY INDUSTRY                                                            ASSETS
--------------------------------------------------------------------------------
Mining Diversified                                                       1.6%
Platinum                                                                 3.6%
Precious Metals                                                         94.2%
Short-Term Obligation                                                    0.5%
Other assets less liabilites                                             0.1%
                                                                       -----
                                                                       100.0%
                                                                       =====


                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

                            ANNUALIZED YIELD
                               AT TIME OF
PRINCIPAL                      PURCHASE OR       MATURITY            VALUE
AMOUNT                         COUPON RATE         DATE            (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL: 55.9%
(Cost: $6,500,000)                0.92%           7/01/04         $ 6,500,000
                                                                 ------------

                                         INTEREST    MATURITY
                                           RATE        DATE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 49.5%
$5,755,000     Repurchase Agreement
                  (Note 10): Purchased on
                  6/30/04; maturity value
                  $5,755,000 (with State
                  Street Bank and Trust
                  Co., collateralized by
                  $5,880,000 U.S.
                  Treasury Note 1.625%
                  due 4/30/05 with a
                  value of $5,872,650)
                  (Cost: $5,755,000)        1.35%    7/01/04        5,755,000
                                                                 ------------

TOTAL INVESTMENTS: 105.4%
(Cost: $12,255,000)                                                12,255,000
OTHER ASSETS LESS LIABILITIES: (5.4)%                                (628,712)
                                                                 ------------

NET ASSETS: 100%                                                  $11,626,288
                                                                 ============



                        See Notes to Financial Statements

                      [This page intentionally left blank.]

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)


                                                                                            EMERGING               GLOBAL HARD
                                                                                          MARKETS FUND             ASSETS FUND
                                                                                        -------------             ------------
ASSETS:
Investments at cost .......................................................              $ 25,630,313             $ 64,243,328
                                                                                         ============             ============
Investments at value (including repurchase agreements of
  $1,723,000, $5,331,000, $1,158,000 and $5,755,000) (Note 1) .............              $ 25,815,502             $ 81,973,049
Cash ......................................................................                        --                   16,855
Foreign currency (Cost: $986,491, $1,473, $0 and $0) ......................                   981,900                    1,462
Cash--initial margin for swap (Note 10) ...................................                        --                   38,990
Receivables:
  Securities sold .........................................................                        --                  300,006
  Due from Adviser ........................................................                        --                       --
  Dividends and interest ..................................................                    38,458                  105,952
  Capital shares sold .....................................................                        --                  454,592
  Due from broker--swap (Note 10) .........................................                        --                  461,472
Prepaid expense and other assets ..........................................                    32,807                  158,009
                                                                                         ------------             ------------
    Total assets ..........................................................                26,868,667               83,510,387
                                                                                         ------------             ------------
LIABILITIES:
Payables:
  Securities purchased ....................................................                        --                1,992,066
  Capital shares redeemed .................................................                    40,347                  134,764
  Accounts payable ........................................................                    65,081                   61,706
  Due to Distributor (Note 5) .............................................                    41,795                  140,526
  Due to Adviser (Note 2) .................................................                    38,686                   61,831
  Options written (Premiums received $0, $13,397, $0 and $0) (Note 1) .....                        --                    7,920
                                                                                         ------------             ------------
    Total liabilities .....................................................                   185,909                2,398,813
                                                                                         ------------             ------------
Net Assets ................................................................              $ 26,682,758             $ 81,111,574
                                                                                         ============             ============
CLASS A SHARES+:
Net assets ................................................................              $ 24,274,110             $ 64,927,623
                                                                                         ============             ============
Shares outstanding ........................................................                 3,114,004                3,488,053
                                                                                         ============             ============
Net asset value and redemption price per share ............................              $       7.80             $      18.61
                                                                                         ============             ============
Maximum offering price per share ..........................................              $       8.28             $      19.75
                                                                                         ============             ============
CLASS C SHARES:
Net assets ................................................................              $  2,408,648             $ 16,183,951
                                                                                         ============             ============
Shares outstanding ........................................................                   310,260                  898,221
                                                                                         ============             ============
Net asset value, maximum offering and redemption price per share
 (Redemption may  be subject to a contingent deferred sales
  charge within the first year of ownership) ..............................              $       7.76             $      18.02
                                                                                         ============             ============
Net assets consist of:
  Aggregate paid in capital ...............................................              $ 28,259,015             $ 99,064,148
  Unrealized appreciation of investments, swaps, foreign currency, forward foreign currency contracts, and other assets and liabilities
  denominated in foreign currencies .......................................                   173,552               18,197,264
  Overdistributed/underdistributed net investment loss ....................                   (84,118)                 (79,560)
  Accumulated realized gain (loss) ........................................                (1,665,691)             (36,070,278)
                                                                                         ------------             ------------
Net Assets ................................................................              $ 26,682,758             $ 81,111,574
                                                                                         ============             ============

----------
+ The U.S. Government Money Fund does not have a designated class of shares.


                        See Notes to Financial Statements


                                                                                    INTERNATIONAL INVESTORS       U.S. GOVERNMENT
                                                                                          GOLD FUND                 MONEY FUND
                                                                                       ---------------            --------------
ASSETS:
Investments at cost .......................................................              $141,628,886             $ 12,255,000
                                                                                         ============             ============
Investments at value (including repurchase agreements of
$1,723,000, $5,331,000, $1,158,000 and $5,755,000) (NOTE 1) ...............              $236,660,509             $ 12,255,000
Cash ......................................................................                    27,454                    4,356
Foreign currency (Cost: $986,491, $1,473, $0 and $0) ......................                        --                       --
Cash--initial margin for swap (Note 10) ...................................                        --                       --
Receivables:
  Securities sold .........................................................                 1,149,973                       --
  Due from Adviser ........................................................                        --                    5,723
  Dividends and interest ..................................................                    28,966                      216
  Capital shares sold .....................................................                   107,186                      200
  Due from broker--swap (Note 10) .........................................                        --                       --
Prepaid expense and other assets ..........................................                   238,959                   13,217
                                                                                         ------------             ------------
    Total assets ..........................................................               238,213,047               12,278,712
                                                                                         ------------             ------------
LIABILITIES:
Payables:
  Securities purchased ....................................................                        --                       --
  Capital shares redeemed .................................................                   860,665                  601,009
  Accounts payable ........................................................                   182,026                   40,589
  Due to Distributor (Note 5) .............................................                    75,921                   10,826
  Due to Adviser (Note 2) .................................................                   233,230                       --
  Options written (Premiums received $0, $13,397, $0 and $0) (Note 1) .....                        --                       --
                                                                                         ------------             ------------
    Total liabilities .....................................................                 1,351,842                  652,424
                                                                                         ------------             ------------
Net Assets ................................................................              $236,861,205             $ 11,626,288
                                                                                         ============             ============
CLASS A SHARES+:
Net assets ................................................................              $230,912,945             $ 11,626,288
                                                                                         ============             ============
Shares outstanding ........................................................                24,772,760               11,626,236
                                                                                         ============             ============
Net asset value and redemption price per share ............................              $       9.32             $       1.00
                                                                                         ============             ============
Maximum offering price per share ..........................................              $       9.89                       --
                                                                                         ============             ============
CLASS C SHARES:
Net assets ................................................................              $  5,948,260                       --
                                                                                         ============             ============
Shares outstanding ........................................................                   642,024                       --
                                                                                         ============             ============
Net asset value, maximum offering and redemption price per share
 (Redemption may  be subject to a contingent deferred sales
  charge within the first year of ownership) ..............................              $       9.26                       --
                                                                                         ============             ============
Net assets consist of:
  Aggregate paid in capital ...............................................              $130,131,108             $ 11,732,572
  Unrealized appreciation of investments, swaps, foreign currency, forward foreign currency contracts, and other assets and liabilities
  denominated in foreign currencies .......................................                95,031,623                       --
  Overdistributed/underdistributed net investment loss ....................                (2,230,661)                 (32,439)
  Accumulated realized gain (loss) ........................................                13,929,135                  (73,845)
                                                                                         ------------             ------------
Net Assets ................................................................              $236,861,205             $ 11,626,288
                                                                                         ============             ============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)


                                                                                           EMERGING               GLOBAL HARD
                                                                                         MARKETS FUND             ASSETS FUND
                                                                                        -------------            -------------
INCOME:
Dividends .................................................................              $    414,854             $    811,996
Interest ..................................................................                       719                   28,037
Foreign taxes withheld ....................................................                   (38,165)                 (51,564)
                                                                                         ------------             ------------
Total income ..............................................................                   377,408                  788,469
                                                                                         ------------             ------------
EXPENSES:
Management (Note 2) .......................................................                   118,233                  404,288
Distribution Class A (Note 5) .............................................                    71,253                  167,504
Distribution Class C (Note 5) .............................................                     6,695                   69,279
Administration (Note 2) ...................................................                    55,718                   36,621
Reports to shareholders ...................................................                     5,442                   16,822
Trustees' fees and expenses (Note 8) ......................................                     2,671                    6,266
Transfer agent (Class A) ..................................................                    46,902                   87,282
Transfer agent (Class C) ..................................................                    14,399                   18,616
Custodian .................................................................                    36,178                   11,752
Registration (Class A) ....................................................                     9,713                    8,756
Registration (Class C) ....................................................                     8,724                    7,138
Professional ..............................................................                    22,587                   21,879
Insurance .................................................................                     3,069                    1,082
Interest expense (Note 12) ................................................                     6,710                       --
Other .....................................................................                     7,645                    9,570
                                                                                         ------------             ------------
Total expenses ............................................................                   415,939                  866,855
Expense reduction (Note 2) ................................................                   (66,067)                 (34,956)
                                                                                         ------------             ------------
Net expenses ..............................................................                   349,872                  831,899
                                                                                         ------------             ------------
Net investment income (loss) ..............................................                    27,536                  (43,430)
                                                                                         ------------             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from investments ............................................                 4,373,584                3,133,858
Realized loss from forward foreign currency contracts and foreign
  currency transactions ...................................................                   (48,658)                  (9,008)
Realized gain from options ................................................                        --                   15,601
Realized gain from futures and swaps ......................................                        --                  126,275
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies .......................................                    (1,389)                     404
Change in unrealized appreciation (depreciation) of investments and swaps .                (6,905,947)              (1,869,702)
                                                                                         ------------             ------------
Net gain (loss) on investments and foreign currency transactions ..........                (2,582,410)               1,397,428
                                                                                         ------------             ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........              $ (2,554,874)            $  1,353,998
                                                                                         ============             ============

                        See Notes to Financial Statements


                                                                                      INTERNATIONAL INVESTORS     U.S. GOVERNMENT
                                                                                             GOLD FUND              MONEY FUND
                                                                                        -----------------         ---------------
INCOME:
Dividends .................................................................              $    372,496             $         --
Interest ..................................................................                   131,642                   55,997
Foreign taxes withheld ....................................................                   (17,561)                      --
                                                                                         ------------             ------------
Total income ..............................................................                   486,577                   55,997
                                                                                         ------------             ------------
EXPENSES:
Management (Note 2) .......................................................                 1,000,733                   31,608
Distribution Class A (Note 5) .............................................                   327,358                   15,804
Distribution Class C (Note 5) .............................................                    24,788                       --
Administration (Note 2) ...................................................                   438,138                   34,897
Reports to shareholders ...................................................                    70,442                    6,186
Trustees' fees and expenses (Note 8) ......................................                    29,374                    2,462
Transfer agent (Class A) ..................................................                   357,920                   24,960
Transfer agent (Class C) ..................................................                     7,220                       --
Custodian .................................................................                    29,806                    2,650
Registration (Class A) ....................................................                     6,536                   13,726
Registration (Class C) ....................................................                     5,092
Professional ..............................................................                    65,430                   22,582
Insurance .................................................................                    14,812                       --
Interest expense (Note 12) ................................................                        --                       --
Other .....................................................................                    16,279                    6,029
                                                                                         ------------             ------------
Total expenses ............................................................                 2,393,928                  160,904
Expense reduction (Note 2) ................................................                    (5,065)                (104,907)
                                                                                         ------------             ------------
Net expenses ..............................................................                 2,388,863                   55,997
                                                                                         ------------             ------------
Net investment income (loss) ..............................................                (1,902,286)                      --
                                                                                         ------------             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from investments ............................................                19,477,866                       --
Realized loss from forward foreign currency contracts and foreign
  currency transactions ...................................................                  (197,940)                      --
Realized gain from options ................................................                        --                       --
Realized gain from futures and swaps
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies .......................................                   (39,630)                      --
Change in unrealized appreciation (depreciation) of investments and swaps .               (77,968,449)                      --
                                                                                         ------------             ------------
Net gain (loss) on investments and foreign currency transactions ..........               (58,728,153)                      --
                                                                                         ------------             ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........              $(60,630,439)            $         --
                                                                                         ============             ============





                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                                          EMERGING MARKETS                GLOBAL HARD ASSETS
                                                                              FUND                              FUND
                                                                      ----------------------------  -----------------------------
                                                                       SIX MONTHS                    SIX MONTHS
                                                                          ENDED        YEAR ENDED       ENDED         YEAR ENDED
                                                                      JUNE 30, 2004   DECEMBER 31,  JUNE 30, 2004    DECEMBER 31,
                                                                       (UNAUDITED)        2003       (UNAUDITED)         2003
                                                                      ------------    ------------  ------------     ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss) .................................     $     27,536   $      98,614   $     (43,430)  $    (412,036)
   Realized gain (loss) from investments ........................        4,373,584       3,704,997       3,133,858       1,826,884
   Realized gain (loss) from forward foreign currency contracts
      and foreign currency transactions .........................          (48,658)        (60,364)         (9,008)         33,544
   Realized gain from swaps futures and options .................               --              --         141,876         170,333
   Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies ..........           (1,389)         12,823             404           4,980
   Change in unrealized appreciation (depreciation) of investments
     and swaps ..................................................       (6,905,947)      7,376,303      (1,869,702)     18,221,378

                                                                     -------------   -------------   -------------   -------------
   Increase (decrease) in net assets resulting from operations ..       (2,554,874)     11,132,373       1,353,998      19,845,083
                                                                     -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income+:
     Class A Shares .............................................               --              --              --              --
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................               --              --              --              --
   Realized gain:
     Class A Shares .............................................               --              --              --              --
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................               --              --              --              --
                                                                     -------------   -------------   -------------   -------------
   Total dividends and distributions ............................               --              --              --              --
                                                                     -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sales of shares+:
     Class A Shares .............................................        3,379,932         280,273      15,873,179     179,375,633
     Shares issued in connection with the merger involving
       Asia Dynasty Class A (Note 13) ...........................               --      12,377,530              --              --
     Class B Shares .............................................               --              --              --         301,630
     Shares converted from Class B to Class C (Note 6) -
       Global Hard Assets Fund ..................................               --              --              --       3,293,328
     Class C Shares* ............................................        1,048,662          90,235       6,885,798       5,240,169
     Shares issued in connection with the merger involving
       Asia Dynasty Class C (Note 13) ...........................               --       2,403,885              --              --

                                                                     -------------   -------------   -------------   -------------
                                                                         4,428,594      15,151,923      22,758,977     188,210,760
                                                                     -------------   -------------   -------------   -------------
   Reinvestment of dividends+:
     Class A Shares .............................................               --              --              --              --
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................               --              --              --              --
                                                                     -------------   -------------   -------------   -------------
                                                                                --              --              --              --
                                                                     -------------   -------------   -------------   -------------
   Cost of shares reacquired+:
     Class A Shares .............................................       (5,825,924)     (4,172,590)    (16,695,652)   (171,346,247)
     Class B Shares .............................................               --              --              --      (3,858,750)
     Class C Shares .............................................         (986,950)        (67,364)     (2,457,641)       (870,211)
                                                                     -------------   -------------   -------------   -------------
                                                                        (6,812,874)     (4,239,954)    (19,153,293)   (176,075,208)
                                                                     -------------   -------------   -------------   -------------
   Increase (decrease) in net assets resulting from capital
     share transactions .........................................       (2,384,280)     10,911,969       3,605,684      12,135,552
   Capital Contribution from Advisor (Note 2) ...................               --              --              --              --
                                                                     -------------   -------------   -------------   -------------
   Total increase (decrease) in net assets ......................       (4,939,154)     22,044,342       4,959,682      31,980,635
NET ASSETS:
   Beginning of period ..........................................       31,621,912       9,577,570      76,151,893      44,171,258

                                                                     -------------   -------------   -------------   -------------
   End of period ................................................    $  26,682,758   $  31,621,912   $  81,111,575   $  76,151,893
                                                                     =============   =============   =============   =============
   Undistributed/overdistributed net investment income (loss) ...    $     (84,118)  $     (62,996)  $     (79,560)  $     (27,122)
                                                                     =============   =============   =============   =============

----------
+ The U.S. Government Money Fund does not have a designated class of shares; as a result, all activity is shown on the Class A shares line.
* For Emerging Markets Fund and International Investors Gold Fund, Class C shares began October 3, 2003



                        See Notes to Financial Statements


                                                                     INTERNATIONAL INVESTORS GOLD        U.S. GOVERNMENT MONEY
                                                                                FUND                             FUND
                                                                      ----------------------------  -----------------------------
                                                                       SIX MONTHS                    SIX MONTHS
                                                                          ENDED        YEAR ENDED       ENDED         YEAR ENDED
                                                                      JUNE 30, 2004   DECEMBER 31,  JUNE 30, 2004    DECEMBER 31,
                                                                       (UNAUDITED)        2003       (UNAUDITED)         2003
                                                                      ------------    ------------  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss) .................................    $  (1,902,286)  $  (2,513,591)  $          --   $      23,135
   Realized gain (loss) from investments ........................       19,477,866      17,787,944              --          (2,128)
   Realized gain (loss) from forward foreign currency contracts
      and foreign currency transactions .........................         (197,940)       (224,522)             --              --
   Realized gain from swaps futures and options .................               --              --              --              --
   Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies ..........          (39,630)         39,779              --              --
   Change in unrealized appreciation (depreciation) of investments
     and swaps ..................................................      (77,968,449)     84,204,578              --              --

                                                                     -------------   -------------   -------------   -------------
   Increase (decrease) in net assets resulting from operations ..      (60,630,439)     99,294,188              --          21,007
                                                                     -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income+:
     Class A Shares .............................................               --              --              --         (28,125)
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................               --              --              --              --
   Realized gain:
     Class A Shares .............................................               --      (5,961,389)             --              --
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................               --              --              --              --
                                                                     -------------   -------------   -------------   -------------
   Total dividends and distributions ............................               --      (5,961,389)             --         (28,125)
                                                                     -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sales of shares+:
     Class A Shares .............................................       11,414,062     846,301,085       9,494,408     952,357,199
     Shares issued in connection with the merger involving
       Asia Dynasty Class A (Note 13) ...........................               --              --              --              --
     Class B Shares .............................................               --              --              --              --
     Shares converted from Class B to Class C (Note 6) -
       Global Hard Assets Fund ..................................               --              --              --              --
     Class C Shares* ............................................        3,730,954       3,357,938              --              --
     Shares issued in connection with the merger involving
       Asia Dynasty Class C (Note 13) ...........................               --              --              --              --

                                                                     -------------   -------------   -------------   -------------
                                                                        15,145,016     849,659,023       9,494,408     952,357,199
                                                                     -------------   -------------   -------------   -------------
   Reinvestment of dividends+:
     Class A Shares .............................................               --       4,450,316              --          20,116
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................               --              --              --              --
                                                                     -------------   -------------   -------------   -------------
                                                                                --       4,450,316              --          20,116
                                                                     -------------   -------------   -------------   -------------
   Cost of shares reacquired+:
     Class A Shares .............................................      (26,866,699)   (842,499,427)    (14,991,661)   (982,848,075)
     Class B Shares .............................................               --              --              --              --
     Class C Shares .............................................         (185,247)        (11,908)             --              --
                                                                     -------------   -------------   -------------   -------------
                                                                       (27,051,946)   (842,511,335)    (14,991,661)   (982,848,075)
                                                                     -------------   -------------   -------------   -------------
   Increase (decrease) in net assets resulting from capital
     share transactions .........................................      (11,906,930)     11,598,004      (5,497,253)    (30,470,760)
   Capital Contribution from Advisor (Note 2) ...................               --              --          70,355          20,000
                                                                     -------------   -------------   -------------   -------------
   Total increase (decrease) in net assets ......................      (72,537,369)    104,930,803      (5,426,898)    (30,457,878)
NET ASSETS:
   Beginning of period ..........................................      309,398,574     204,467,771      17,053,186      47,511,064

                                                                     -------------   -------------   -------------   -------------
   End of period ................................................    $ 236,861,205   $ 309,398,574   $  11,626,288   $  17,053,186
                                                                     =============   =============   =============   =============
   Undistributed/overdistributed net investment income (loss) ...    $  (2,230,661)  $    (130,435)  $     (32,439)  $     (32,439)
                                                                     =============   =============   =============   =============

----------
+ The U.S. Government Money Fund does not have a designated class of shares; as a result, all activity is shown on the Class A shares line.
* For Emerging Markets Fund and International Investors Gold Fund, Class C shares began October 3, 2003



                        See Notes to Financial Statements

EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                                                            CLASS C
                                                                                                           ----------------------
                                                                                                                         FOR THE
                                                                   CLASS A                                               PERIOD
                                    -------------------------------------------------------------------   SIX MONTHS   OCTOBER 3,
                                     SIX MONTHS                                                              ENDED        2003*
                                       ENDED                YEAR ENDED DECEMBER 31,                         JUNE 30,     THROUGH
                                    JUNE 30, 2004  ----------------------------------------------------      2004       DECEMBER 31,
                                     (UNAUDITED)    2003        2002        2001        2000       1999    (UNAUDITED)     2003
                                     -----------   -------    --------     -------    -------     ------   -----------    ------
Net Asset Value, Beginning
 of Period ......................... $  8.49       $  4.85    $  6.47     $  8.98     $ 13.49     $ 10.78    $ 8.50       $ 7.44
                                      ------        ------     ------      ------      ------      ------     -----        -----
Income from Investment
  Operations:

  Net Investment Income (Loss) .....    0.01          0.05      (0.02)      (0.09)      (0.16)      (0.06)       --         0.01
  Net Gain (Loss) on Investments
  (both Realized and Unrealized) ...   (0.70)         3.59      (1.60)      (2.37)      (2.73)       3.59     (0.74)        1.05
                                      ------        ------     ------      ------      ------      ------     -----        -----
Total from Investment Operations ...   (0.69)         3.64      (1.62)      (2.46)      (2.89)       3.53     (0.74)        1.06
                                      ------        ------     ------      ------      ------      ------     -----        -----
Less Dividends and Distributions:
  Dividends from Net Investment
     Income ........................      --            --         --          --(e)       --(e)       --        --           --
  Distribution from Capital Gains ..      --            --         --       (0.05)      (1.62)      (0.82)       --           --
                                      ------        ------     ------      ------      ------      ------     -----        -----
Total Dividends and Distributions ..      --            --         --       (0.05)      (1.62)      (0.82)       --           --
                                      ------        ------     ------      ------      ------      ------     -----        -----
Net Asset Value, End of Period ..... $  7.80       $  8.49    $  4.85     $  6.47     $  8.98     $ 13.49    $ 7.76       $ 8.50
                                      ======        ======     ======      ======      ======      ======     =====        =====
Total Return (a) ...................   (8.13)%       75.05%    (25.04)%    (27.32)%    (21.88)%     32.83%    (8.71)%      14.25%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .... $24,274       $28,956    $ 9,578     $13,032     $23,990     $33,070    $2,409       $2,665
Ratio of Gross Expenses to
  Average Net Assets ...............    2.53%(f)      3.08%      2.91%       2.45%       2.15%       2.20%     3.58%(f)     2.76%(f)
Ratio of Net Expenses to
  Average Net Assets (b) ...........    2.12%(c)(f)   2.00%(c)   2.00%(c)    2.00%(c)    2.00%(c)    2.00%     2.74%(c)(f)  2.50%(f)
Ratio of Net Investment
  Income (Loss)
  to Average Net Assets (d) ........    0.23%(f)      0.71%     (0.30)%     (0.95)%     (1.35)%     (0.48)%   (0.33)%(f)    0.67%(f)
Portfolio Turnover Rate ............      67%          128%       120%         56%         98%         86%       67%         128%

----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c)  Net of interest expense.
(d) For the six months ended June 30, 2004 and the years ended 2003, 2002, 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the periods, for Class A are 0.37%, 1.05%, 0.90%, 0.42%, 0.12% and 0.20% and the six months ended June 30, 2004 and the period October 3, 2003 through December 31, 2003 for Class C is 0.81% and 0.25%, respectively.
(e)  Amount represents less than $0.005 per share.
(f)  Annualized.
 *   Inception
     date of Class C shares.


                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                         -------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                          JUNE, 30 2004      ----------------------------------------------------------------------
                                           (UNAUDITED)          2003         2002          2001            2000            1999
                                           -----------       -------       -------       -------          -------        -------
Net Asset Value, Beginning of Period ......  $ 18.19         $ 12.77       $ 11.96       $ 13.08          $ 12.01        $ 10.34
                                             -------         -------       -------       -------          -------        -------
Income from Investment Operations:
  Net Investment Income (Loss) ............       --           (0.08)        (0.05)        (0.03)            0.08           0.07
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ........     0.42            5.50          0.86         (1.09)            0.99           1.65
                                             -------         -------       -------       -------          -------        -------
Total from Investment Operations ..........     0.42            5.42          0.81         (1.12)            1.07           1.72
                                             -------         -------       -------       -------          -------        -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ....       --              --            --            --               --          (0.01)
  Tax Return of Capital ...................       --              --            --            --               --          (0.04)
                                             -------         -------       -------       -------          -------        -------
Total Dividends and Distributions .........       --              --            --            --               --          (0.05)
                                             -------         -------       -------       -------          -------        -------
Net Asset Value, End of Period ............  $ 18.61         $ 18.19       $ 12.77       $ 11.96          $ 13.08        $ 12.01
                                             =======         =======       =======       =======          =======        =======
Total Return (a) ..........................     2.31%          42.44%         6.77%        (8.56)%           8.91%         16.64%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...........  $64,928         $64,661       $39,106       $49,244          $13,581        $17,757
Ratio of Gross Expenses to Average
 Net Assets                                     2.05%(f)        2.43%         2.64%         2.76%            2.52%          2.89%
Ratio of Net Expenses to Average
 Net Assets (d)...............................  1.95%(f)        2.43%         2.61%         2.58%(b)         2.00%(b)       2.00%(b)
Ratio of Net Investment Income (Loss) To ..    (0.01)%(f)      (0.68)%       (0.31)%       (0.51)%(c)        0.49%(c)       0.49%(c)
  Average Net Assets
Portfolio Turnover Rate ...................       23%             40%          177%          265%              92%           195%





                                                                                        CLASS C
                                         -------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                          JUNE, 30 2004      ----------------------------------------------------------------------
                                           (UNAUDITED)          2003         2002          2001            2000            1999
                                           -----------       -------       -------       -------          -------        -------
Net Asset Value, Beginning of Period ......  $ 17.66         $ 12.55       $ 11.87       $ 13.01         $ 12.04        $ 10.40
                                             -------         -------       -------       -------         -------        -------
Income from Investment Operations:
  Net Investment Income (Loss) ............    (0.04)          (0.05)        (0.19)        (0.14)          (0.02)         (0.03)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ........     0.40            5.16          0.87         (1.00)           0.99           1.67
                                             -------         -------       -------       -------         -------        -------
Total from Investment Operations ..........     0.36            5.11          0.68         (1.14)           0.97           1.64
                                             -------         -------       -------       -------         -------        -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ....       --              --            --            --              --             --
  Tax Return of Capital ...................       --              --            --            --              --             --
                                             -------         -------       -------       -------         -------        -------
Total Dividends and Distributions .........       --              --            --            --              --             --
                                             -------         -------       -------       -------         -------        -------
Net Asset Value, End of Period ............  $ 18.02         $ 17.66       $ 12.55       $ 11.87         $ 13.01        $ 12.04
                                             =======         =======       =======       =======         =======        =======
Total Return (a) ..........................     2.04%          40.72%         5.73%        (8.83)%          8.06%         15.77%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...........  $16,184         $11,490       $ 2,202       $ 2,066         $ 2,697        $ 3,223
Ratio of Gross Expenses to Average Net ....     2.61%(f)        3.76%         3.72%         3.20%           3.82%          4.15%
Assets
Ratio of Net Expenses to Average
  Net Assets (d)...........................     2.55%(f)        3.76%         3.70%         3.08%(b)        2.75%(b)       2.71%(b)
Ratio of Net Investment Income (Loss) To ..     0.58%(f)       (0.75)%       (1.36)%       (0.73)%(c)      (0.23)%(c)     (0.22)%(c)
  Average Net Assets
Portfolio Turnover Rate ...................       23%             40%          177%          265%             92%           195%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) For the six months ended June 30, 2004 and years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the periods, for Class A are 0.10%, 0.08%, 0.43% and 0.84%, respectively; and Class C are 0.06%, 0.00%, 0.98% and 1.39%, respectively.
(d)   Net of interest expense.
(f)   Annualized.


                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                                            CLASS A
                                                       ---------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2004                 YEAR ENDED DECEMBER 31,
                                                       ----------------  ---------------------------------------------------
                                                        (UNAUDITED)       2003        2002       2001       2000      1999
                                                       -------------     ------     -------    -------    -------    -------
Net Asset Value, Beginning of Period ..............        $11.64         $ 8.30     $ 5.36     $ 4.45     $ 5.73     $ 6.59
                                                          -------        -------    -------    -------    -------    -------
Income from Investment Operations:
  Net Investment Income (Loss) ....................         (0.07)         (0.10)     (0.01)      0.01       0.00(d)    0.03
  Net Gain (Loss) on Investments
   (both Realized and Unrealized) .................         (2.25)          3.66       4.86       0.91      (1.27)     (0.84)
                                                          -------        -------    -------    -------    -------    -------
Total from Investment Operations ..................         (2.32)          3.56       4.85       0.92      (1.27)     (0.81)
                                                          -------        -------    -------    -------    -------    -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ............            --             --          --     (0.01)        --      (0.05)
  Distributions from Capital Gains ................            --          (0.22)     (1.91)        --         --         --
  Tax Return of Capital ...........................            --             --          --        --      (0.01)        --
                                                          -------        -------    -------    -------    -------    -------
Total Dividends and Distributions .................            --          (0.22)     (1.91)     (0.01)     (0.01)     (0.05)
                                                          -------        -------    -------    -------    -------    -------
Net Asset Value, End of Period ....................       $  9.32         $11.64     $ 8.30     $ 5.36     $ 4.45     $ 5.73
                                                          =======        =======    =======    =======    =======    =======
Total Return (a) ..................................        (19.93)%        44.25%     90.48%     20.74%   (22.18)%    (12.37)%

------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................      $230,913       $305,863   $204,468   $121,767   $116,513   $169,045
Ratio of Gross Expenses to Average Net Assets .....          1.77%(e)       1.87%      2.02%      2.25%      2.30%      2.09%
Ratio of Net Expenses to Average Net Assets (b) ...          1.77%(e)       1.85%      1.96%      2.17%      2.17%      2.08%
Ratio of Net Investment Income to Average Net
 Assets ...........................................         (1.41)%(e)     (1.04)%    (0.14)%     0.09%(c)   0.08%(c)   0.46%(c)
Portfolio Turnover Rate ...........................            25%           244%       720%       109%        65%        95%

                                                             CLASS C
                                                    --------------------------------
                                                    SIX MONTHS ENDED    OCTOBER 3,
                                                        JUNE 30,       2003* THROUGH
                                                         2004          DECEMBER 31,
                                                      (UNAUDITED)          2003
                                                      -----------     --------------
Net Asset Value, Beginning of Period ..............     $ 11.61           $ 9.28
                                                        -------          -------
Income from Investment Operations:
  Net Investment Income (Loss) ....................       (0.09)           (0.03)
  Net Gain (Loss) on Investments
   (both Realized and Unrealized) .................       (2.26)            2.36
                                                        -------          -------
Total from Investment Operations ..................       (2.35)            2.33
                                                        -------          -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ............          --               --
  Distributions from Capital Gains ................          --               --
  Tax Return of Capital ...........................          --               --
                                                        -------          -------
Total Dividends and Distributions .................          --               --
                                                        -------          -------
Net Asset Value, End of Period ....................     $  9.26           $11.61
                                                        =======          =======
Total Return (a) ..................................      (20.24)%          25.11%

------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................      $5,948           $3,535
Ratio of Gross Expenses to Average Net Assets .....        2.94%(e)         2.46%(e)
Ratio of Net Expenses to Average Net Assets (b) ...        2.74%(e)         2.46%(e)
Ratio of Net Investment Income to Average Net
 Assets ...........................................      (11.70)%(e)       (1.99)%(e)
Portfolio Turnover Rate ...........................          25%             244%

--------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b) Net of interest expense.

(c) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the years for Class A shares, are 0.00%, 0.02% and 0.01%, respectively and for the six months ended June 30, 2004, the net effect of reductions due to Advisory expense reimbursement for Class C shares is 0.20%.

(d) Amount represents less than $0.01 per share.

(e) Annualized.

*   Inception date of Class C shares.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:





                                               SIX MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2004      --------------------------------------------------------
                                                  (UNAUDITED)        2003         2002          2001         2000       1999
                                                  -----------       -----        -----         -----        -----      -----
Net Asset Value, Beginning of Period .........      $1.00           $1.00        $1.00        $ 1.00       $ 1.00     $ 1.00
                                                    -----           -----        -----         -----        -----      -----
Income from Investment Operations:
  Net Investment Income ......................       0.00(d)         0.00(d)      0.00(d)       0.02         0.05       0.03
                                                    -----           -----        -----         -----        -----      -----
Less Dividends to Shareholders:
  Dividends from Net Investment Income .......       0.00(d)         0.00(d)      0.00(d)      (0.02)       (0.05)     (0.03)
                                                    -----           -----        -----         -----        -----      -----
Net Asset Value, End of Period ...............      $1.00           $1.00        $1.00        $ 1.00       $ 1.00     $ 1.00
                                                    =====           =====        =====         =====        =====      =====
Total Return (a) .............................       0.00%           0.22%        0.43%         2.21%        4.77%      3.43%

-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..............    $11,626         $17,053      $47,511       $46,069      $73,797    $97,443
Ratio of Gross Expenses to Average Net Assets        2.54%(e)        1.57%        1.35%         1.23%        1.10%      1.15%
Ratio of Net Expenses to Average Net Assets ..       0.89%(b)(e)     0.90%(b)     1.15%(b)      1.21%(b)     --          --
Ratio of Net Investment Income to Average.....
  Net Assets                                         0.00%(c)(e)     0.15%(c)    0.46% (c)      2.71%(c)    4.80%       3.68%

-----------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. At June 30, 2004 and in the year ended 2000, approximately 0.55% and 0.06% of total return relates to amounts contributed by the Adviser.

(b) After expenses reduced by an Advisory fee waiver arrangement.

(c) Net effect of expense reimbursement by Adviser to average net assets for the six months ended June 30, 2004 and the years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 1.65%, 0.67%, 0.20% and 0.02%, respectively.

(d) Amount represents less than $0.01 per share.

(e) Annualized.


                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of four portfolios: Emerging Markets Fund Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund collectively (the "Funds"). The U.S. Government Money Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended. Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business. As of June 23, 2003, the portfolios began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Valuation Committee under the direction of the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Short-term obligations are valued at amortized cost, which, with accrued interest, approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

    For the Emerging Markets Fund, International Investors Gold Fund and Global Hard Assets Fund, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------
    options if there are unanticipated movements in the underlying currencies.

    Transactions in call options written for the period ended June 30, 2004 were as follows:

    GLOBAL HARD ASSETS FUND

                                NUMBER OF CONTRACTS          PREMIUMS
                                ------------------          ---------
    Options outstanding at
      beginning of period            160                     $ 15,601
    Options written                  132                       13,397
    Options exercised               (160)                     (15,601)
                                     ---                     --------
    Options outstanding at
      end of period                  132                     $ 13,397
                                     ===                     ========

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. The Global Hard Assets Fund did not have any short sales for the period ended June 30, 2004.

    Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Global Hard Assets Fund did not have any futures outstanding at June 30, 2004.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

    Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2004, there were no structured notes outstanding.

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of aver age daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts for the six months ended June 30, 2004: $15,138 Emerging Markets Fund, $36,621 Global Hard Assets Fund, $438,138 International Investors Gold Fund and $34,897 U.S. Government Money Fund.

For period January 1, 2004 through April 30, 2004, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.50% for Class C shares for the Emerging Markets Fund. For the preiod May 1, 2004 through April 30, 2004, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 2.75% for Class C shares for the Emerging Markets Fund. Expenses were reduced by $66,067 under this agreement. When necessary, the Adviser has agreed to waive a portion of the advisory fee for the U.S. Government Money Fund in order to preserve a positive daily yield and avoid a net operating loss. Expenses were reduced by $104,907 under this agreement. The Advisor agreed to assume expenses exceeding 1.75% of average daily net assets for Class A shares for the period May 1, 2004 to April 30, 2005 and 2.50% average daily net assets for Class C shares for the period March 24, 2004 through April 30, 2005 for the Global Hard Assets Fund. Expenses were reduced by $43,430 under this agreement. The Advisor agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares for the period May 1, 2004 through April 30, 2005 for the International Investors Gold Fund. Expenses were reduced by $5,065 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets on the first $500 million for Emerging Markets Fund, and at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

For the six months ended June 30, 2004, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received a total of $653,683 in sales loads of which $556,201 was reallowed to broker/dealers and the remaining $97,482 was retained by the Distributor.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. At June 30, 2004 Van Eck Associates Corp. and affiliates of the Adviser owned approximately 29.9% of the outstanding shares of beneficial interest of the U.S. Government Money Fund.

During the six months ending June 30, 2004, the Adviser made a capital contribution of $70,355 to the U.S. Government Money Fund, in order to maintain a constant net asset value of $1.00 per share.

NOTE 3--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2004 is $25,815,502, $64,243,328 and $141,628,886
for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of June 30, 2004, gross unrealized appreciation and depreciation of investments were on a tax basis as follows:

                                       GROSS         GROSS              NET
                                    UNREALIZED    UNREALIZED        UNREALIZED
FUND                               APPRECIATION   DEPRECIATION     APPRECIATION
----                               ------------   ------------     ------------
Emerging Markets Fund ............ $ 3,115,016      $2,929,827      $   185,189
Global Hard Assets Fund ..........  18,942,982       1,213,261       17,729,721
International Investors
  Gold Fund ...................... 102,150,791      7,119,168       95,031,623

At December 31, 2003 the Funds had the following capital loss carry forward available to offset capital gains in the amounts as follows:

                                        EXPIRING IN THE YEAR ENDED
FUND                                           DECEMBER 31,
-----                                   --------------------------

EMERGING MARKETS FUND ........  2008          $ 2,919,680
                                2009            1,371,498
                                2010            1,746,539
                                              -----------
                               TOTAL          $ 6,037,717
                                              ===========

Global Hard Assets Fund ......  2005          $12,392,158
                                2006           18,829,076
                                2007            7,346,169
                                2009              750,927
                                              -----------

                               Total          $39,318,330
                                              ===========

U.S. Government Money Fund ...  2007          $     9,832
                                2008               45,945
                                2009               14,730
                                2010                1,207
                                2011                2,132
                                              -----------
                               TOTAL          $    73,846
                                              ===========

For Emerging Markets Fund, $3,745,837 of the capital loss carryforward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules.

For Global Hard Assets Fund, $13,684,792 of the capital loss carry forward is subject to an annual limitation of $841,231 under tax rules. Included in the amount is $25,236,472 of capital loss carry forward related to the acquisition of Natural Resources Fund on June 22, 2001.

NOTE 4--INVESTMENTS--Purchases and sales of investment securities other than U.S. government obligations and short-term obligations for the year ended June 30, 2004, were as follows:

                                                              PROCEEDS
                                             COST OF            FROM
                                           INVESTMENT        INVESTMENT
                                           SECURITIES        SECURITIES
                                            PURCHASED           SOLD
                                           ------------      ------------
Emerging Markets Fund ..................  $20,377,458        $24,676,749
Global Hard Assets Fund ................   19,762,664         17,076,753
International Investors Gold Fund ......   67,711,225         60,422,904

NOTE 5--12b-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, Van Eck Securities Corporation (the "Distributor"), for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations").

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2004 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2004, were as follows:

International Investors Gold Fund--Class A ...............  $2,758,578
International Investors Gold Fund--Class C ...............      22,861
Emerging Markets Fund--Class A ...........................   1,214,374
Emerging Markets Fund--Class C ...........................      14,583
Global Hard Assets Fund--Class A .........................   1,464,186
Global Hard Assets Fund--Class C .........................     425,908

NOTE 6--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):


                                                EMERGING MARKETS FUND
                                          -----------------------------------
                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2004        DECEMBER 31,
                                             (UNAUDITED)            2003
                                           ---------------      ------------
CLASS A
Shares sold ..............................      384,258             517,296
Shares issued in connection with the
  merger (Note 13) .......................           --           1,601,259
Shares reacquired ........................     (679,000)           (686,373)
                                                -------           ---------

NET INCREASE (DECREASE) ..................     (294,742)          1,432,182
                                                =======           =========

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                           SIX MONTHS ENDED   OCTOBER 3, 2003+
                                            JUNE 30, 2004         THROUGH
                                             (UNAUDITED)      DECEMBER 31, 2003
                                            ---------------  -----------------
CLASS C
Shares sold .............................       114,852                11,596
Shares issued in connection with the
  merger (Note 13) ......................            --               310,410
Shares reacquired .......................      (118,334)               (8,264)
                                            -----------          ------------

Net increase (decrease) .................        (3,482)              313,742
                                            ===========          ============
+ Inception date of Class C shares.

                                                   GLOBAL HARD ASSETS FUND
                                           -----------------------------------
                                           SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 2004      DECEMBER 31,
                                              (UNAUDITED)           2003
                                            ---------------  -----------------
CLASS A
Shares sold .............................       859,195            13,541,745
Shares reacquired .......................      (926,044)          (13,047,991)
                                            -----------          ------------
Net Decrease ............................       (66,849)             (493,754)
                                            ===========          ============
CLASS B++
Shares sold .............................            --                23,655
Shares converted to Class C .............            --              (209,633)
Shares reacquired .......................            --               (43,130)
                                            -----------          ------------
Net decrease ............................            --              (229,108)
                                            ===========          ============
CLASS C
Shares sold .............................       386,478               319,592
Shares converted from Class B ...........            --               209,100
Shares reacquired .......................      (138,766)              (60,019)
                                            -----------          ------------
Net Increase ............................       247,712               468,673
                                            ===========          ============

++ Class B shares automatically converted to Class C shares October 31, 2003.

                                            INTERNATIONAL INVESTORS GOLD FUND
                                           -----------------------------------
                                           SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 2004      DECEMBER 31,
                                              (UNAUDITED)           2003
                                            ---------------  -----------------
CLASS A
Shares sold .............................     1,074,739           105,541,211
Shares reinvested .......................            --               578,715
Shares reacquired .......................    (2,583,344)         (104,472,118)
                                            -----------          ------------

Net Increase (Decrease) .................    (1,508,605)            1,647,808
                                            ===========          ============


                                                               FOR THE PERIOD
                                           SIX MONTHS ENDED   OCTOBER 3, 2003+
                                            JUNE 30, 2004         THROUGH
                                             (UNAUDITED)      DECEMBER 31, 2003
                                            ---------------  -----------------
CLASS C
Shares sold .............................       357,138               305,539
Shares reinvested .......................            --                    --
Shares reacquired .......................       (19,620)               (1,033)
                                            -----------          ------------
Net increase ............................       337,518               304,506
                                            ===========          ============



                                               U.S. GOVERNMENT MONEY FUND
                                           -----------------------------------
                                           SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 2004      DECEMBER 31,
                                              (UNAUDITED)           2003
                                            ---------------  -----------------
CLASS A
Shares sold .............................     9,494,431           952,341,194
Shares reinvested .......................            --                20,116
Shares reacquired .......................   (14,991,662)         (982,848,075)
                                            -----------          ------------
Net Decrease ............................    (5,497,231)          (30,486,765)
                                            ===========          ============



NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2003, there were no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of corresponding assets at fair market value for financial statement purposes.

As of June 30, 2003, the total fair market value of the liability portion of the Plan is as follows:

Emerging Markets Fund--$37,384, Global Hard Assets Fund--$83,707, International Investors Gold Fund--$154,747 and U.S. Government Money Fund--$62,416.

NOTE 9--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 10--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At June 30, 2004, the following swap was outstanding (stated in U.S. dollars):

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------
GLOBAL HARD ASSETS FUND

UNDERLYING                NUMBER OF     NOTIONAL   TERMINATION   UNREALIZED
SECURITY                   SHARES        AMOUNT       DATE      APPRECIATION
-----------              -----------    ---------  -----------  ------------
Gazprom Oil Co.           239,200       $38,990      Open         $461,471

NOTE 11--COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2004, there were no outstanding commodity swaps.

NOTE 12--BANK LINE OF CREDIT--The Trust participates with other funds managed by Van Eck Associates Corporation in a $45 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2004, the Funds made the following borrowings:

                                        AVERAGE AMOUNT       AVERAGE INTEREST
FUND                                       BORROWED                RATE
-----                                  ----------------     ----------------
Emerging Markets Fund                         $ 773,874                1.66%

At June 30, 2004 the Funds' had no outstanding borrowings under the line of credit.

NOTE 13--FUND MERGER--As of the close of business on October 31, 2003, the Emerging Markets Fund acquired all the net assets of the Asia Dynasty Fund pursuant to a plan of reorganization approved by the Asia Dynasty Fund shareholders on October 30, 2003. The acquisition was accomplished by a tax-free exchange of 1,601,259 shares of Class A and 310,410 shares of Class B of the Asia Dynasty Fund to the Emerging Markets Fund, Class A and Class C. Asia Dynasty Fund's net assets at that date, including $5,836,709 of unrealized appreciation, were combined with those of the Emerging Markets Fund. The aggregate net assets of the Emerging Markets Fund and Asia Dynasty Fund before the acquisition were $14,802,607 and $14,781,415 respectively.

NOTE 14--RESTRICTED SECURITY--The following security is restricted as to sale and is deemed to be illiquid:

                                                                 PERCENT OF
                            DATE                                 NET ASSETS
                          ACQUIRED        COST        VALUE      AT 6/30/04
                         ----------      ------      -------     -----------
INTERNATIONAL
   INVESTORS
   GOLD FUND
New Yilgarn Ltd.           4/14/04        $--         $642         0.00%

NOTE 15--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, cannot be estimated.

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.

Costs associated with the investigations have been paid and will continue to be paid by the Adviser.

                       VAN ECK FUNDS, INC.--MID CAP VALUE
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

NO. OF SHARES     SECURITIES (a)                    VALUE (NOTE 1)
---------------------------------------------------------------------

COMMON STOCKS: 99.6%
CONSUMER DISCRETIONARY: 20.0%
           5,000  Barnes & Nobles, Inc.                  $ 169,900
           4,200  Black & Decker Corp.                     260,946
           4,000  Choice Hotels International, Inc.        200,640
          14,900  Circuit City Stores, Inc.                192,955
          14,400  Dana Corp.                               282,240
           6,200  Dillards, Inc. (Class A)                 138,260
           4,400  Federated Department Stores, Inc.        216,040
           3,700  Fortune Brands, Inc.                     279,091
           3,400  Home Depot, Inc., The                    119,680
           5,300  Kmart Holding Corp.                      380,540
           8,700  La-Z-Boy, Inc.                           156,426
           2,090  M.D.C. Holdings, Inc.                    132,945
           4,700  Outback Steakhouse, Inc.                 194,392
           2,300  Ryland Group, Inc.                       179,860
           9,400  Saks, Inc.                               141,000
           4,500  Sears, Roebuck and Co.                   169,920
           4,300  Sherwin Williams Co., The                178,665
           6,200  Stanley Works, The                       282,596
           6,500  Toll Brothers, Inc.                      275,080
           7,600  Zale Corp.                               207,176
                                                      ------------
                                                         4,158,352
                                                      ------------
CONSUMER STAPLES: 14.3%
          11,500  Albertsons, Inc.                         305,210
           4,900  Clorox Co.                               263,522
           6,700  Estee Lauder Companies., Inc. (Class A)  326,826
           6,400  Hershey Foods Corp.                      296,128
          10,000  Hormel Foods Corp.                       311,000
           7,000  McCormick & Co., Inc.                    238,000
          10,000  Pilgrim's Pride Corp                     289,400
           6,900  R.J. Reynolds Tobacco Holdings, Inc.     466,371
           5,100  Super Valu Supermarkets, LTD             156,111
          14,400  Tysons Food, Inc. (Class A)              301,680
                                                      ------------
                                                         2,954,248
                                                      ------------
ENERGY: 7.3%
           7,200  Burlington Resources, Inc.               260,496
           9,800  Overseas Shipholding Group               432,474
           4,100  Sunoco, Inc.                             260,842
           9,800  Tesoro Petroleum Corp.                   270,480
           3,900  Valero Energy Corp.                      287,664
                                                      ------------
                                                         1,511,956
                                                      ------------
FINANCIAL SERVICES: 20.7%
          17,100  AmeriCredit Corp.                        333,963
           4,200  Astoria Financial Corp.                  153,636
           6,000  CIT Group, Inc.                          229,740
           3,450  Doral Financial Corp.                    119,025
           7,200  Equity Office Properties Trust           195,840
           5,400  First Bancorp Puerto Rico                220,050
           7,000  Fremont General Corp.                    123,550
           6,500  GreenPoint Financial Corp                258,050
           5,500  Independence Community Bank Corp.        200,200
           8,100  IndyMac Bancorp, Inc.                    255,960
           5,125  International Bancshares Corp.           207,819
           3,200  LNR Property Corp.                       173,600


FINANCIAL SERVICES: (CONTINUED)
           4,100  MBIA, Inc.                             $ 234,192
           4,100  MGIC Investment Corp.                    311,026
           5,700  New Century Financial Corp.              266,874
           5,600  PMI Group, Inc., The                     243,712
           5,200  Radian Group, Inc.                       249,080
           7,200  Silicon Valley Bancshares                285,480
           4,700  WFS Financial, Inc.                      232,697
                                                      ------------
                                                         4,294,494
                                                      ------------
HEALTHCARE: 9.9%
          12,400  Apogent Technologies, Inc.               396,800
           5,900  Bausch & Lomb, Inc.                      383,913
           6,900  Coventry Health Care, Inc.               337,410
          21,800  Healthsouth Corp.                        130,800
           8,100  Manor Care, Inc.                         264,708
           9,000  Mylan Laboratories, Inc.                 182,250
           9,400  Pacificare Health Systems, Inc.          363,404
                                                      ------------
                                                         2,059,285
                                                      ------------
INDUSTRIALS: 7.3%
           9,000  Brinks Co.,The                           308,250
          12,100  Cendant Corp.                            296,208
           8,400  J.B. Hunt Transport Services, Inc.       324,072
          11,100  Kelly Services, Inc. (Class A)           330,780
           7,400  Terex Corp.                              252,562
                                                      ------------
                                                         1,511,872
                                                      ------------
INFORMATION TECHNOLOGY: 13.3%
          24,900  Activision, Inc.                         395,910
          13,200  Autodesk, Inc.                           565,092
          14,000  Avnet, Inc.                              317,800
          20,400  Cadence Design Systems, Inc.             298,452
           9,100  Citrix Systems, Inc.                     185,276
          36,100  InFocus Corp.                            306,850
          30,900  Sanmina-SCI Corp.                        281,190
          11,800  Tektronix, Inc.                          401,436
                                                      ------------
                                                         2,752,006
                                                      ------------

MATERIALS: 2.3%
          10,600  Louisiana Pacific Corp.                  250,690
           6,400  United States Steel LLC                  224,768
                                                      ------------
                                                           475,458
                                                      ------------
UTILITIES: 4.5%
          14,600  Edison International                     373,322
          47,300  Williams Companies, Inc., The            562,870
                                                      ------------
                                                           936,192
                                                      ------------
TOTAL INVESTMENTS: 99.6% (Cost: $16,553,068)            20,653,863
                                                      ------------
OTHER ASSETS LESS LIABILITIES: 0.4%                         86,594
                                                      ------------
NET ASSETS: 100%                                       $20,740,457
                                                      ============

-----

(a) Unless otherwise indicated, securities owned are shares of common stock.


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)

ASSETS:
Investments, at value (cost $16,553,068) (Note 1) ..........................     $ 20,653,863
Receivables:
   Capital shares sold .....................................................          404,704
   Dividends ...............................................................           19,780
   Prepaid expense .........................................................           83,242
                                                                                 ------------
     Total assets ..........................................................       21,161,589
                                                                                 ------------
LIABILITIES:
Payables:
   Securities Purchased ....................................................          258,969
   Capital shares redeemed .................................................           63,477
   Due to Distributor (Note 2) .............................................           22,431
   Due to Adviser ..........................................................           16,503
   Due to Custodian ........................................................           15,107
   Accounts payable ........................................................           44,645
                                                                                 ------------
     Total liabilities ....................................................           421,132
                                                                                 ------------
Net Assets ................................................................      $ 20,740,457
                                                                                 ============
Shares outstanding ........................................................         1,064,823
                                                                                 ============
Net asset value, redemption and offering price per share ..................      $     19.48
                                                                                 ============
Maximum offering price per share ..........................................      $     20.67
                                                                                 ============
Net assets consist of:
   Aggregate paid in capital ..............................................      $ 41,862,044
   Unrealized appreciation of investments .................................         4,100,795
   Accumulated realized loss ..............................................       (25,131,315)
   Accumulated net investment loss ........................................           (91,067)
                                                                                 ------------
                                                                                 $ 20,740,457
                                                                                 ============

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months ended June 30, 2004 (unaudited)


INCOME (NOTE 1):
Dividends ...............................................................................                              $  133,400
Interest ................................................................................                                     439
                                                                                                                     ------------
  Total income ..........................................................................                                 133,839


EXPENSES:
Advisory fee (Note 2) ...................................................................     $ 77,560
Distribution (Note 2) ...................................................................       51,706
Transfer agency .........................................................................       37,574
Professional ............................................................................       28,232
Administration (Note 2) .................................................................       28,048
Insurance ...............................................................................       11,317
Registration ............................................................................        9,740
Shareholder reports .....................................................................        6,884
Custodian ...............................................................................        3,060
Other ...................................................................................        3,370
                                                                                            ----------
Total expenses ..........................................................................      257,491
Expenses assumed by the Adviser (Note 2) ................................................      (40,324)
                                                                                            ----------
Net expenses ............................................................................                                 217,167
                                                                                                                     ------------
Net investment loss .....................................................................                                 (83,328)
                                                                                                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Change in unrealized appreciation of investments ........................................                                  74,544
Realized gain from security transactions ................................................                               1,362,290
                                                                                                                     ------------
Net gain on investments .................................................................                               1,436,834
                                                                                                                     ------------
Net Increase in Net Assets Resulting from Operations ....................................                              $1,353,506
                                                                                                                     ============


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                                                                 JUNE 30,            YEAR ENDED
                                                                                                   2004             DECEMBER 31,
                                                                                                (UNAUDITED)             2003
                                                                                               -------------        -------------
INCREASE IN NET ASSETS:
OPERATIONS:
Net investment loss .......................................................................     $    (83,328)        $   (114,245)
  Realized gain (loss) from security transactions .........................................        1,362,290           (1,373,431)
  Change in unrealized appreciation of investments ........................................           74,544            8,439,031
                                                                                                ------------         ------------

  Net increase in net assets resulting from operations ....................................        1,353,506            6,951,355
                                                                                                ------------         ------------
CAPITAL SHARE TRANSACTIONS:*
  Proceeds from sale of shares ............................................................          331,899            4,987,127
  Cost of shares reacquired ...............................................................       (1,657,653)         (10,283,880)
                                                                                                ------------         ------------
  Decrease in net assets resulting from capital share transactions ........................       (1,325,754)          (5,296,753)
                                                                                                ------------         ------------
  Total increase in net assets ............................................................           27,752            1,654,602

NET ASSETS:
Beginning of period .......................................................................       20,712,706           19,058,104
                                                                                                ------------         ------------
End of period .............................................................................       20,740,458           20,712,706
                                                                                                ============         ============
Accumulated net investment loss ...........................................................     $    (91,067)        $     (7,739)
                                                                                                ============         ============
*SHARES OF COMMON STOCK ISSUED (800,000,000 SHARES AUTHORIZED OF $0.001 PAR VALUE)
  Shares sold .............................................................................           17,668              337,553
  Shares reacquired .......................................................................          (87,408)            (696,731)
                                                                                                ------------         ------------
  Net decrease ............................................................................          (69,740)            (359,178)
                                                                                                ============         ============

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

                                                      SIX MONTHS
                                                         ENDED                           YEAR ENDED DECEMBER 31,*
                                                      JUNE 30, 2004   ---------------------------------------------------------
                                                       (UNAUDITED)     2003 (e)    2002 (d)      2001        2000        1999
                                                        -------       -------      -------      -------     -------     -------
Net Asset Value, Beginning of Period ................   $ 18.26       $ 12.76      $ 18.14      $ 21.17     $ 27.73     $ 23.96
                                                        -------       -------      -------      -------     -------     -------
Income From Investment Operations:
   Net Investment Loss ..............................     (0.08)        (0.10)       (0.08)       (0.05)      (0.12)      (0.03)
   Net Realized and Unrealized Gain (Loss)
     On Investments .................................      1.30          5.60        (5.30)       (2.98)      (5.38)       7.08
                                                         ------        ------       -------      -------     -------     -------
   Total from Investment Operations .................      1.22          5.50        (5.38)       (3.03)      (5.50)       7.05
                                                         ------        ------       -------      -------     -------     -------
Less Distributions:
   Distributions from Realized Capital Gains ........        --            --           --           --       (1.06)      (3.28)
                                                         -------       ------      -------      -------     -------     -------
   Total Dividends and Distributions ................        --            --           --           --       (1.06)      (3.28)
                                                         -------       ------      -------      -------     -------     -------
Net Asset Value, End of Period ......................   $ 19.48       $ 18.26      $ 12.76      $ 18.14     $ 21.17     $ 27.73
                                                        ========      =======      =======      =======     =======     =======
Total Return (a) ....................................      6.68%        43.10%      (29.66)%     (14.31)%    (19.83)%     29.42%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) ...................   $20,740       $20,713      $19,058      $54,396     $69,091     $94,840
Ratio of Gross Expenses to Average
   Net Assets (b) ...................................      2.49%(f)      3.04%        3.07%        1.44%       1.38%       1.50%
Ratio of Net Expenses to Average Net Assets .........      2.10%(f)      2.10%        1.79%        1.35%       1.35%       1.32%
Ratio of Net Investment Loss to Average
   Net Assets (c) ...................................     (0.81)%(f)    (0.60)%      (0.52)%      (0.25)%     (0.46)%     (0.16)%
Portfolio Turnover Rate .............................        38%          143%         335%          63%        125%        134%


----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Had fees not been waived and expenses not been assumed.
(c)  Ratios would have been (1.20)%,(1.54)%, (1.80)%, (0.34)%, (0.49)% and
     (0.34)%, respectively, had the Adviser not waived fees and had expenses not been assumed.
(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 names Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.
(e) John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.
(f)  Annualized.
* The Financial highlights table for the three years preceding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund). See Note 1 for details. The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.
                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck/Chubb Funds, Inc. to Van Eck Funds I, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. Upon completion of the merger, Van Eck Funds II, Inc. began operating under the name Van Eck Funds, Inc. The Van Eck Funds, Inc. (the "Company"), was incorporated under the laws of the State of Maryland on January 30, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. As of June 23, 2003, the portfolios began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Van Eck Associates Corporation ("VEAC", the "Adviser") earns a fee at an annual rate of 0.75% of the Fund's average net assets for investment management and advisory services. The Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund for the period January 1, 2004 through April 30, 2005. Expenses were reduced by $40,324 under this agreement.

Under the Sub-Advisory Agreement, Van Eck Associates has paid New York Life Investment Management LLC ("NYLIM") NYLIM a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million. Certain officers and trustees of the Trust are officers of the Adviser.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Adviser, for the six months ended June 30, 2004, received a total of $7,815 in sales loads of which $6,292 was reallowed to broker-dealers and the remaining $1,523 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

In accordance with the Advisory Agreement, the Fund reimbursed Van Eck Associates Corporation for costs incurred in connection with certain operating functions. The Fund reimbursed costs in the amount $12,536.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $7,747,858 and $9,048,331, respectively, for the six months ended June 30, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2004 was $16,553,068. As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $4,100,795 of which $4,364,562 related to appreciated securities and $263,767 related to depreciated securities.

As of December 31, 2003, the Fund had a capital loss carryfoward of $26,428,258 available, $8,215,559 expiring December 31, 2005, which are limited under tax rules, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009 of which a portion is limited under tax rules, $2,910,558 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011.

Some of the Fund's losses were acquired as a result of Fund mergers and are limited with respect to utilization under the tax rules: $8,215,559 of the capital loss carryforward is related to the acquisition of Van Eck/Chubb Capital Appreciation Fund on November 10, 1999. This amount is subject to an annual limitation of $1,520,870 under the tax rules; $2,719,386 of the capital loss carryforward is related to the acquisition of the Van Eck Total Return Fund on June 7, 2002. The amount is subject to an annual limitation of $516,199 under the tax rules.

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 5--DIRECTOR DEFERRED COMPENSATION PLAN--The Van Funds, Inc. Mid Cap Value Fund established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of June 30, 2004, the net assets and corresponding liability of the Fund's portion of the Plan was $10,355.

NOTE 6--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, cannot be estimated.

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.

Costs associated with the investigations have been paid and will continue to be paid by the Adviser.

[GRAPHIC OMITTED]

       Investment Adviser:     Van Eck Associates Corporation
              Distributor:     Van Eck Securities Corporation
                               99 Park Avenue, New York, NY 10016
                               www.vaneck.com
       Account Assistance:     (800) 544-4653


This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Investors should consider the investment objectives, risks and charges and expenses of the Fund. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Directors/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available, without charge, by calling 1-800-826-2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2.  Code of Ethics

         Not applicable.

Item 3.  Audit Committee Financial Expert

         Not applicable.

Item 4.  Principal Accountant Fees and Services

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

         Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders

         Not applicable.


Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) For the period ending June 30, 2004 the Chief Executive Officer and the Chief Financial Officer are aware of no significant changes in the registrant's internal controls over financial reporting that has materially affected or is reasonably likely to materially affect internal controls over financial reporting.


Item 11. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS, INC.

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  September 7, 2004
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  September 7, 2004
     ------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  September 7, 2004
     ------------------